================================================================================

                                                                    EXHIBIT 10.1



                               TAMARAC CENTER, LLC


                                    LEASE TO


                           THE SAGEMARK COMPANIES LTD.

                              OF APPROXIMATELY 2400
                              SQUARE FEET OF SPACE

                              KNOWN AS UNITS 3 & 4


                                   LOCATED IN


                                 TAMARAC CENTER
                            (JEWELRY EXCHANGE PLAZA)
                            7180 N. UNIVERSITY DRIVE

                             TAMARAC, FLORIDA 33321



================================================================================

TENANT:  THE SAGEMARK COMPANIES LTD.
CENTER:  TAMARAC CENTER (JEWELRY EXCHANGE)


                                     INDEX
  Par. No.                                                                  Page
  and Article                                                                No.


ARTICLE I          DEFINED TERMS...............................................1
      1.01(a)      Demised Premises............................................1
      1.01(b)      Initial Term................................................1
      1.01(c)      Annual Minimum Rent.........................................1
      1.01(d)      Percentage Rental...........................................1
      1.01(e)      Gross Sales.................................................1
      1.01(f)      Date of Occupancy...........................................1
      1.0 I(g)     Permitted Use...............................................1
      1.01(h)      Landlord....................................................1
      1.01(i)      Shopping Center.............................................1
      1.01(j)      Renewal Term................................................1
      1.01(k)      Rent........................................................1
ARTICLE II         PREMISES AND TERM...........................................1
      2.01         Premises....................................................1
      2.02         Initial Term................................................2
ARTICLE Ill        RENT........................................................2
      3.01         Annual Minimum Rent.........................................2
      3.02         Administrative Charges for Late Payment.....................2
      3.03         Cost of Living Increase.....................................2
      3.04         Percentage Rental...........................................3
      3.05         Security Deposit............................................3
ARTICLE IV         CONSTRUCTION................................................3
      4.01         Construction of Improvements................................3
ARTICLE V          WARRANTIES OF LANDLORD......................................3
      5.01         Covenant of Title...........................................3
      5.02         Quiet Enjoyment.............................................3
ARTICLE VI         DATE OF OCCUPANCY AND USE...................................3
      6.01         Acceptance by Tenant........................................3
      6.02         Use of Demised Premises.....................................4
ARTICLE VII        REPAIRS AND MAINTENANCE.....................................6
      7.01         Landlord's Repairs and Maintenance..........................6
      7.02         Tenant's Repairs and Maintenance............................6
      7.03         Loss or Damage of Tenant and Others.........................6
ARTICLE VIII       CASUALTY....................................................6
      8.01         Casualty Insurance..........................................6
      8.02         Reconstruction..............................................7
ARTICLE IX         EMINENT DOMAIN..............................................7
      9.01         Eminent Domain..............................................7
ARTICLE X          DEFAULT.....................................................7
      10.01        Events of Default...........................................8
      10.02        Rights of Landlord Upon Default by Tenant...................8
ARTICLE XI         INDEMNIFICATION, LIABILITY AND OTHER INSURANCE..............9
      11.01        Demised Premises............................................9
      11.02        Plate Glass and Sprinkler Insurance.........................9
ARTICLE XII        ASSIGNMENT AND SUBLETTING..................................10
      12.01        Assignment and Subletting Prohibited.......................10
      12.02        Assignment by Landlord.....................................10
      12.03        Permitted Subleases........................................11
ARTICLE XIII       MORTGAGE SUBORDINATION.....................................11
      13.01        Agreement to Subordinate...................................11
      13.02        Notice to Mortgagee........................................11
ARTICLE XIV        EXPIRATION OF TERM AND HOLDING OVER........................11
      14.01        Expiration.................................................11
      14.02        Holding Over...............................................11
ARTICLE XV         SIGNS......................................................12
      15.01        Signs......................................................12
ARTICLE XVI        TENANT REIMBURSEMENTS......................................12
      16.01        Reimbursement for Ad Valorem Taxes.........................12
      16.02        Reimbursement for Insurance Costs..........................12
      16.03        Operating Expenses.........................................13

      16.04        Public Utilities...........................................14
      16.05        Personal Property Taxes....................................14

ARTICLE XVII       MISCELLANEOUS..............................................14
      17.01        Notices....................................................14
      17.02        Brokerage..................................................15
      17.03        Equitable Remedies.........................................15
      17.04        No Waiver..................................................15
      17.05        Entire Agreement...........................................15
      17.06        Landlord's Right to Cure...................................15
      17.07        Captions...................................................15
      17.08        Successors and Assigns.....................................15
      17.09        Severability...............................................16
      17.10        Modification...............................................16
      17.11        Number and Gender..........................................16
      17.12        Estate for Years...........................................16
      17.13        Status of Lease............................................16
      17.14        Counterparts...............................................16
      17.15        Delay......................................................16
      17.16        Applicable Law.............................................16
      17.17        Rider......................................................16
      17.18        Intentionally Omitted......................................16
      17.19        Exculpation................................................16
      17.20        Relationship of Parties....................................16
      17.21        Sales and Use Tax..........................................16
      17.22        Intentionally Omitted......................................16
      17.23        Landlord's Financing.......................................16
      17.24        Permitted Use..............................................17
      17.25        Kiosks.....................................................17
      17.26        Radon Gas..................................................17
      17.27        Authority..................................................17
      17.28        Accord and Satisfaction....................................17
      17.29        Counsel....................................................17


                   Addendum
                   Exhibit "A" - Site Plan
                   Exhibit "B" - Landlord's Work
                   Exhibit "C" - Description of Tenant's Work
                   Exhibit "D" - Legal Description of Shopping Center Exhibit "E" - Form of Subordination, Non-Disturbance
                                 and Attornment Agreement
                   Exhibit "F" - Intentionally Omitted
                   Exhibit "G" - Sign Criteria
                   Exhibit "H" - Landlord's Services
                   Supplement I - Commencement of Term

                              SHOPPING CENTER LEASE

THIS LEASE, made and entered into as of the 25th day of May, 2006 between TAMARAC CENTER, LLC having its principal office at 10933 Wellworth Ave., #6 Los Angeles CA. 90024 (herein referred to as "Landlord"), and THE SAGEMARK COMPANIES LTD., a New York corporation having its principal office at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019 (herein referred to as "Tenant").

                                   WITNESSETH:

That, in consideration of the rents, covenants and conditions herein set forth, Landlord and Tenant do hereby covenant, promise and agree as follows:

                                    ARTICLE I
                                  DEFINED TERMS

         1.01 Defined Terms. The following terms wherever used herein shall have the following meanings:

                  (a) DEMISED PREMISES: Tenant's office facilities now or hereafter erected by Landlord, at its expense, and designated as Units 3 & 4 located in the Jewelry Exchange Center (the "Shopping Center") located at 7180 N. University Drive, Tamarac, Florida 33321, which office facilities are deemed to be approximately 2400 square feet, more or less, as shown on Exhibit A attached hereto.
                  (b) INITIAL TERM: Ten Years (10) years, plus the part of a month, if any, from the Date of Occupancy to the first day of the first full calendar month during the Initial Term.
                  (c)      ANNUAL MINIMUM RENT:
                           From: Date of Occupancy to end of 1st year: Forty Thousand Eight Hundred ($40,800.00) Dollars in monthly installments of Three Thousand Four Hundred ($3,400.00) and no/100 Dollars without offset or demand. Beginning third year after the Date of Occupancy to the end of the Term: See Section 3.03 of the Lease.
                  (d)      PERCENTAGE RENTAL: Omitted.
                  (e)      GROSS SALES: Omitted.
                  (f)      DATE OF OCCUPANCY: See Rider.
                  (g) PERMITTED USE: Tenant shall use and occupy the Demised Premises solely for the operation of an outpatient diagnostic imaging facility (and uses ancillary thereto). Tenant will not use or permit or suffer the use of the Demised Premises or any part thereof for any other business or purpose.
                  (h) TENANT: The Sagemark Companies Ltd., or any subsequent assignee under a valid assignment or any consented to sublessee (except a PC or Physician Sublessee or Beaches Sublessee), jointly and severally.
                  (i) LANDLORD: The owner of the Demised Premises, whether it be the current Landlord or any successors-in-title, and if at any time more than one individual or firm comprises Landlord, such term shall mean such individuals and firms, jointly and severally.
                  (j) SHOPPING CENTER: The real property legally described in Exhibit "D" hereto, together with all improvements thereon and all easements, licenses, rights and other appurtenances, thereto, located at 7180 No. University Drive, Tamarac, Florida [confirm address] and graphically depicted on Exhibit "A" hereto.
                  (k)      RENEWAL TERM: See Rider to the Lease.
                  (l) RENT: Rent shall mean the Annual Minimum Rent plus any Additional Rent (which shall include, without limitation, Taxes, Operating Expenses and Insurance Costs).

                                   ARTICLE II
                                PREMISES AND TERM

         2.01 Premises. Subject to the terms and conditions hereof, Landlord does demise unto Tenant and Tenant does take from Landlord for the Term the Demised Premises, together with reasonable rights of access, ingress and egress, and rights to joint use of such parking areas, driveways, sidewalks and other common areas as Landlord shall provide from time to time, which rights shall be in common with Landlord and others claiming under Landlord and shall be to use such area only for the purposes designated by Landlord. Landlord hereby reserves the right at any time to make alterations or additions to and to build additional stories on the building in which the Demised Premises are contained and to build adjoining the same. Landlord also reserves the right to (i) construct other buildings or improvements in the Shopping Center of which the Demised Premises are a part from time to time and to make alterations thereof or additions thereon and to demolish any of such building or buildings and to build adjoining the same (ii) alter the location of, or otherwise modify, the parking areas, driveways and other common areas, (iii) add additional real property to the Shopping Center, and (iv) construct double-decks or elevated parking facilities.

         Tenant shall have a license to use any and all appurtenances and easements benefiting the Premises and the Shopping Center, along with sufficient Common Areas and Parking to support its intended use of the Demised Premises. Any changes, additions or alterations to the Demised Premises or the Shopping Center shall not (a) significantly impair access to, visibility of, or frontage of the Demised Premises, (b) materially affect the conduct of Tenant's business therein, or (c) significantly detract from Tenant's signage, create confusion regarding the business conducted in the Demised Premises, or significantly adversely affect the presentation of Tenant's exterior signage and frontage. In the event of any such interference by Landlord, its agents or employees, Tenant shall give Landlord written notice thereof,. Landlord shall have a period of twenty-four hours to diligently proceed to cure as soon as practicable thereafter any such interference. If such interference continues for a period of more than three (3) days after the day Tenant gives Landlord such notice, and the interference is material, in Tenant's reasonable business opinion, then all Rent and other charges payable under this Lease shall be abated for the period until such interference has been cured by Landlord. For the purposes of this paragraph, the construction of a free standing building situated at 7186A North University Drive shall not be deemed a significant impairment of visibility to the Demised Premises.

         2.02 Initial Term. The Initial Term of this Lease shall commence upon the Date of Occupancy. The phrase "Term" as used in this Lease, shall be the Initial Term of this Lease and, if this Lease is renewed pursuant to the terms hereof, any Renewal Term.

                                   ARTICLE Ill
                                      RENT

         3.01 Annual Minimum Rent. Tenant shall, commencing on the Date of Occupancy and thereafter during the Term, pay the Annual Minimum Rent to Landlord, at such place as Landlord shall designate in writing from time to time prior to the due date thereof, unless abated or diminished as hereinafter provided, in equal monthly installments on the first day of each month, in advance and without effect or demand.

         3.02 Administrative Charges for Late Payment. There shall be an administrative fee as detailed below for any charge or payment due, including Annual Minimum Rent, not received at the place designated as the location of the Landlord to which payments are to be made. Annual Minimum Rent not paid when due shall bear interest at the maximum rate permitted by law from the date due until paid, but in no event shall such late charge be less than Fifty and 00/100 ($50.00) Dollars for each such late installment. If Tenant pays any installment of Annual Minimum Rent or any other sum by check and such check is returned for insufficient funds or other reasons not the fault of Landlord, then Tenant shall pay to Landlord on demand a processing fee of Fifty and 00/100 ($50.00) dollars, plus any processing fee that the Landlord may have been charged by its bank. Said amount shall be charged to Tenant per returned check:

                  A. $50.00 if not received within five (5) days of due date for each payment.
                  B.       An additional $50.00 if not received within fifteen
                           (15) days of due date for each payment.
                  C.       An additional $50.00 if not received within thirty
                           (30) days of due date for each payment.
                  D.       An additional $50.00 if not received within forty
                           five (45) days of due date for each payment

         The above fees are necessitated by the additional administrative and legal expenses incurred in the handling, processing and collection of charges not received when due from Tenant. Payment of any administrative fees incurred due to late payment shall not negate the fact that the Lease was in default due to the payment not having been received when due. Additionally, it is understood that the above charges relate to administrative expenses incurred prior to any litigation and are not in any manner an off-set against legal fees to be borne by Tenant in the event of litigation of any kind and for any reason as and to the extent provided in this Lease.

         3.03 Cost of Living Increase. Annual Minimum Rent specified in Paragraph 1.01 of Article I shall, commencing in the third year of the lease Term, be increased annually by the amount of the "Rent adjustment" which shall be computed by reference to the statistics published in the Monthly Labor Review by the United States Department of Labor, Bureau of Labor Statistics, designated "CPI-W" for all urban wage earners and clerical workers, U.S. city average (1967 = 100), all items (hereinafter called the "Consumer Price Index"). The Rent Adjustment shall be computed by the following formula:

         I = Consumer Price Index figure for the month that is two (2) months prior to the calendar month in which the period under adjustment begins.

         i = Consumer Price Index for the month that is two (2) months prior to the calendar month in which the Date of Occupancy occurs.

             (I - i) x First Year's Annual Minimum Rent = "Rent Adjustment"

         If the Rent Adjustment is a positive number (if I is larger than i), the Rent Adjustment shall be added to the first year's Annual Minimum Rent and the sum thereof shall be the Annual Minimum Rent for the subsequent year. Monthly installments shall be recomputed based on the adjusted rent; provided however, that adjusted rent shall not be less than three percent (3%) increase of the previous year's Annual Minimum Rent, plus applicable sales tax. If the Bureau of Labor Statistics shall change the method of determining the Consumer Price Index, the formula for determining "rent adjustment" shall be altered or amended, if possible, so as to continue the base period and base figure, but in the event it shall be impossible so to do, or in the event the Bureau of Labor Statistics shall cease to publish the said statistical information, and it is not available from any other source, public, or private, acceptable to both parties, or by arbitration if the parties are unable to agree, then a new formula for determining the "rent adjustment" shall be adopted for the parties by a board of arbitration to consist of three (3) persons, one (1) of whom shall be chosen by the Landlord, one (1) of whom shall be chosen by Tenant, and the third shall be chosen by the two (2) selected. If either of the parties shall fail to select an arbitrator within sixty (60) days after actual receipt of notice by the other party that an arbitrator has been selected, then the second arbitrator may be selected by the other party. The board of arbitration shall meet as soon as practical after appointment and shall fix the formula for determining "rent adjustment" and shall file a written report with the Landlord and with the Tenant signed by at least two (2) members of the board of arbitration, and the decision of the board of arbitration shall be final and shall be binding upon both parties.

         3.04     Percentage Rental.  (Omitted.)

         3.05 Security Deposit. Tenant will deposit with Landlord upon Tenant's receipt of the Vacating Notice, the sum of Seven Thousand Dollars ($7,000.00) (the "Security Deposit"). Said Security Deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all the terms of this Lease. If any of the Rent herein reserved or any other charge payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of the Tenant, or if Tenant should fail to perform any of the terms of this Lease, all in accordance with the applicable provisions of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit, or so much thereof as may be necessary to compensate Landlord, toward the payment of Rent, additional charge or loss or damage sustained by Landlord due to such breach on the part of Tenant; and Tenant shall forthwith upon demand restore said security to the original sum deposited. In addition, should Tenant violate any term or condition under this Lease more than two (2) times within any twelve-month period, irrespective of whether or not such default is cured, then without limiting Landlord's other rights and remedies provided in the Lease or at law or equity, Landlord may require an increase in the Security Deposit by an amount equal to two and one-half times the Security Deposit which shall be paid by Tenant to Landlord forthwith on demand. Should Tenant not be in default of any of its payment obligations to Landlord under this Lease at the time of the expiration of this Lease, said deposit shall be returned in full to Tenant at the end of the Term. In the event of bankruptcy or other credit-debtor insolvency proceedings against Tenant, all Security Deposits shall be deemed to be applied to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings.

                                   ARTICLE IV
                                  CONSTRUCTION

         4.01     Construction of Improvements.

                  A. Except for Landlord's Work specified in Exhibit B, Tenant agrees to accept the Demised Premises in their "as is" condition. Tenant agrees to complete the Improvements referred to on Exhibit "C", at its sole cost and expense. Landlord shall not be required to do any work in connection with the Improvements referred to on Exhibit "C" or make any other improvements in or to the Demised Premises on Tenant's behalf and Tenant specifically agrees to take the Demised Premises in "as is" condition once the Landlord's Work, if any, as specified in Exhibit "B", has been completed.

                  B. Notwithstanding any provision of this Lease to the contrary, Tenant has delivered to Landlord a copy of the construction plans relating to improvements to be made by Tenant in the Demised Premises (the "Plans"). Landlord hereby agrees that Tenant may, at its expense, make improvements to the Demised Premises (the "Improvements") consistent with the Plans, and may make all subsequent non-structural modifications or changes thereto that Tenant deems necessary to improve the Demised Premises so that such premises are suitable for the operation of an outpatient diagnostic imaging facility therein. Other than as set forth in the Plans, Tenant will not make any other structural modifications or alterations in or to the Demised Premises without obtaining the Landlord's prior consent and all such Improvements will be made in compliance with all applicable laws, rules and regulations. Tenant shall be permitted to commence construction of such Improvements upon Tenant's receipt of the Vacating Notice. Tenant agrees that it will, with diligence, proceed to install such Improvements and perform such other work as shall be necessary or appropriate in order to construct and complete the Improvements in the Demised Premises.

                                    ARTICLE V
                             WARRANTIES OF LANDLORD

         5.01 Covenant of Title. The Landlord covenants and warrants that it has full right, power and authority to enter into this Lease for the Term herein granted, and any extensions or renewals thereof; that it has a good and marketable title to the entire Shopping Center; and that the said Demised Premises may be used by the Tenant during the Term of this Lease for the purposes herein set forth.

         5.02 Quiet Enjoyment. The Landlord further covenants and agrees that the Tenant, upon paying the Rent herein reserved and performing the covenants, conditions and agreements herein contained on its part to be performed, shall at all times during the Term hereof, and any extensions or renewals thereof, peaceably and quietly have, hold and enjoy the said Demised Premises, without any interruption or disturbance from the Landlord, subject however to the terms of this Lease. This covenant shall be construed as running with the land to, and binding upon and against, subsequent owners and successors in interest and is not, nor shall it operate or be construed as, a personal covenant of the Landlord, except to the extent of the Landlord's interest in the Demised Premises and only as long as such interest shall continue, and thereafter this covenant shall be binding only upon such subsequent owners and successors in interest, to the extent of their respective interest, as and when they shall acquire the same, and only so long as they shall retain such interests.

                                   ARTICLE VI
                            DATE OF OCCUPANCY AND USE

         6.01     Acceptance by Tenant.

                  A. Once the Landlord's Work has been completed in accordance with Exhibit "B" and the current tenant has vacated the Demised Premises, Landlord shall so notify Tenant in writing and Tenant agrees to accept possession thereof after receipt of such notice. By occupying the Demised Premises to conduct its business prior to the date of receiving any such notice from Landlord (except as provided in Section 6.01B), Tenant shall be deemed to acknowledge that Landlord has complied with all of the covenants and obligations with respect to having the Demised Premises ready for occupancy, and that the Demised Premises are in good order, satisfactory condition and that all Landlord's Work has been properly completed in accordance with Exhibit "B".

                  B. Advance Possession for Fixturing. Subject to the approval of the existing tenant, prior to the Date of Occupancy, Tenant shall have the right and privilege (but at its own risk) to receive, store, and install its trade fixtures and otherwise construct (or plan to construct) the Improvements in or on the Demised Premises, provided however, that any such receiving, storing, installing and constructing (or planning to construct) shall be in a manner that will not interfere with Landlord's Work and that Tenant's liability insurance must be in full force and effect. It is expressly agreed that such action by Tenant shall not constitute acceptance of or occupying the Demised Premises as being completed as required herein.

                  C. In addition to the foregoing, Tenant will execute, within thirty (30) days after receipt of written notice that the existing Tenant has vacated the Demised Premises (herein referred to as the "Vacating Notice") a supplement to this Lease, in the form attached hereto as Supplement I, fixing the date of the beginning and of the ending of the Term of this Lease.

         6.02 Use of Demised Premises. Tenant will use the Demised Premises for the Permitted Use only and for no other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld (Landlord hereby acknowledging and agreeing that Tenant shall be the only Tenant in the Shopping Center during the term of this Lease whose primary business is providing positron emission tomography scanning and related diagnostic imaging services).

                  A. Additional Affirmative Covenants of Tenant. Tenant agrees:

                           1.       To comply with all requirements of any of
the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Tenant or its use of the Demised Premises, and save Landlord harmless from penalties, fines, costs, expenses or damages resulting from failure to do so including laws relating to the use of hazardous materials and save Landlord harmless from penalties, fines, costs, expenses or damages resulting from failure to do so
                           2.       To give Landlord prompt written notice of
any accident, fire or damage occurring on or to the Demised Premises.
                           3.       That all loading and unloading of goods
shall be done only at such times, in the areas and through such entrances as may be designated for such purposes by Landlord. Trailers or trucks shall not be permitted to remain parked overnight in any area of the Shopping Center, whether loaded or unloaded.
                           4.       To keep all garbage and refuse in the kind
of container specified by Landlord and to place the same outside of the Demised Premises, prepared for collection in the manner and at the times and places specified by Landlord, and in accordance with municipal regulations.
                           5.       Not to burn, place or permit any rubbish,
obstruction or merchandise in outside areas immediately adjoining the Demised Premises.
                           6.       To keep the Demised Premises clean, orderly,
sanitary and free from objectionable odors and from insects, vermin and other pests.
                           7.       To require Tenant's employees to park their
vehicles only in those portions of the parking area designated for that purpose by Landlord. If Tenant or Tenant's employees violate this provision, then Tenant agrees to pay Landlord five and 00/100 ($5.00) Dollars per day per vehicle for the violation.
                           8.       To keep its signs and exterior lights, if
any, well lighted every day of the Term of this Lease from dusk to 9:00 PM, including Sundays and holidays.
                           9.       To conduct its business in the Demised
Premises in all respects in a dignified manner in accordance with standards consistent with the operation of other outpatient diagnostic imaging facilities operated and/or managed by Tenant, or its affiliates. Tenant will maintain the Demised Premises in good condition (ordinary wear and tear excepted), including but not limited to, keeping the walls painted, replacing floor coverings installed by Tenant and replacing damaged furnishings, all when reasonably required to maintain such condition.
                           10.      To comply with all reasonable rules and
regulations of Landlord in effect at the time of the execution of this Lease or at any time or times, and from time to time, promulgated by Landlord which at its sole discretion shall deem necessary in connection with the Demised Premises, the building of which the Demised Premises are a part, or the Shopping Center, including the installation of such fire extinguishers and other safety equipment as Landlord may reasonably require. Notwithstanding the foregoing, such rules and regulations will not be inconsistent with or otherwise alter any of Tenant's rights under this Lease, or impose any material expense upon Tenant to comply therewith.
                           11.      To pay all liens of contractors,
subcontractors, mechanics, laborers, materialmen and other items of like character, and to indemnify Landlord against all legal costs and charges, bond premiums for release of liens; including counsel fees reasonably incurred in the defense of any suit in discharging, the said Demised Premises or any part thereof from any liens, judgments, or encumbrances caused or suffered by Tenant. It is understood and agreed between the parties hereto that the costs and charges above referred to shall be considered as rent due and shall be included in any lien for rent. The Tenant herein shall not have any authority to create any liens for labor or material on the Landlord's interest in the above described property and all persons contracting with the Tenant for the destruction or removal of any building or for the erection, installation, alteration, or repair of any building or other improvements on the above described Demised Premises and all materialmen, contractors, mechanics, and laborers, are hereby charged with notice that they must look to the Tenant and to the Tenant's interests only to secure the payment of any bill for work done or material furnished during the rental period created by this Lease.

                           12.      Not to enter into, execute or deliver any
financing agreement that can be considered as having priority over any mortgage or deed of trust and in the event Tenant does so execute or deliver such financing agreement, such action on the part of the Tenant shall be considered a breach of the terms and conditions of this Lease entitling Landlord to such remedies as are provided for herein. Notwithstanding the foregoing, Landlord acknowledges that Tenant will grant its equipment lender a lien and security interest in the diagnostic imaging scanning and ancillary equipment acquired and/or leased from such lender, which lien and security interest will not be considered a breach of this Lease and Landlord will, simultaneously with the execution of this Lease, sign and deliver to such equipment lender the Lender/s form of Landlord's Waiver and Consent.
                           13.      To be responsible for and to pay before
delinquency all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Demised Premises by the Tenant.
                           14.      To comply, at its own expense, with all
recommendations and requirements with respect to the Demised Premises, or its use or occupancy, of the insurance underwriters and the State of Florida Department of Insurance or any similar public or private body, and any governmental authority, having jurisdiction over insurance rates with respect to the use or occupancy of the Shopping Center, including, but not limited to, installing fire extinguishers or automatic dry chemical extinguishing systems, making any changes, modifications or alterations in the sprinkler system or installing additional sprinkler heads or changing the location of partitions, trade fixtures or other contents of the Demised Premises.

                  C. Negative Covenants of Tenant. Tenant agrees that it will not do any of the following without the prior consent in writing of
Landlord:

                           1.       Use or operate any machinery that, in
Landlord's opinion, is harmful to the building or disturbing to other tenants in the building of which the Demised Premises is a part; nor shall Tenant use any loudspeakers, televisions, phonographs, radios or other devices in a manner so as to be heard or seen outside of the Demised Premises, nor display merchandise on the exterior of the Demised Premises either for sale or for promotion purposes. Landlord hereby acknowledges and consents to Tenant's operation of a diagnostic imaging scanner and ancillary equipment in the Demised Premises which will not constitute a breach of this Lease by Tenant. Tenant will operate and maintain such imaging scanner in accordance with the manufacturer's specifications.
                           2.       Do or suffer to be done, any act, matter or
thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Demised Premises or any part thereof, or on the building of which the Demised Premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant receives possession hereunder. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as additional rent any and all increase or increases of costs on insurance carried by Landlord on the Demised Premises, or any part thereof, or on the building of which the Demised Premises may be a part, caused in any way by the occupancy of Tenant.
                           3.       Attach any awnings, antenna or other
projections to the roof or the outside walls of the Demised Premises of the building of which the Demised Premises are a part.
                           4.       Conduct any auction, fire, bankruptcy, or
selling-out sale on or about the Demised Premises.
                           5.       Execute or deliver any security interest in
any trade fixtures or other property placed upon the Demised Premises, at any time, except as otherwise provided in this Lease with respect to security interests granted by Tenant to its equipment lender.
                           6.       Solicit business, display merchandise, or
distribute any handbills or other advertising matter in the common areas of the Shopping Center, or use any common area in any manner for the conduct of tenant's business.
                           7.       Install any gumball or other chewing gum
vending machine upon the Demised Premises.

                  D. Performance of Tenant's Covenants. Tenant covenants and agrees that it will perform all agreements herein expressed on its part to be performed, and that it will promptly upon receipt of written notice of non-performance thereof, comply with the requirements of such notice; and further, that if Tenant shall not comply with such notice to the satisfaction of Landlord within forty-eight (48) hours after delivery thereof, (or, if such compliance cannot reasonably be completed within forty-eight (48) hours, if Tenant shall not commence to comply within such period and thereafter proceed to completion with due diligence), Landlord may, at its option, do or cause to be done any or all of the things specified in said notice and in so doing Landlord shall have the right to cause its agents, employees and contractors to enter upon the Demised Premises and in such event shall have no liability to Tenant for any loss or damage resulting in any way from such action except for Landlord's intentional wrongdoing or gross negligence; and Tenant agrees to pay promptly upon demand any expense incurred by Landlord in taking such action, any such sum to be collectible from Tenant as additional rent hereunder.

                  E. Rights of Landlord. Landlord reserves the following rights with respect to the Demised Premises:

                           1.       At all reasonable times, by itself or its
duly authorized agents to go upon and inspect the Demised Premises and every part thereof, and at its option to make repairs, alterations and additions to the Demised Premises or the building of which the Demised Premises are a part. Landlord will use its best efforts to provide Tenant with prior notice of any such actions and, to the extent practicable, will not interfere with the operation of Tenant's diagnostic imaging equipment while in operation in the Demised Premises (absent emergency circumstances).
                           2.       To display a "For Sale" sign at any time
after notice from either party of intention to terminate this Lease, or at any time within three (3) months prior to the expiration of this Lease, a "For Sale" sign, or both "For Rent" and "For Sale" signs, and all of said signs shall be placed upon such part of the Demised Premises as Landlord shall require, except on display windows or door or doors leading into the Demised Premises. Prospective purchasers or tenants authorized by Landlord during such periods may inspect the Demised Premises at reasonable hours.

                           3.       To install or place upon, or affix to, the
roof and exterior walls of the Demised Premises equipment, signs, displays, antennae, and any other object or structure of any kind, provided the same shall not materially impair the structural integrity of the building or interfere with Tenant's occupancy.

                                   ARTICLE VII
                             REPAIRS AND MAINTENANCE

         7.01 Landlord's Repairs and Maintenance. Except as provided in this Lease with respect to condemnation and damages caused by casualty, Landlord agrees to keep, repair and maintain all structural parts of the Shopping Center and the Demised Premises in good condition, and without limiting the generality of the foregoing, to keep the exterior of the Building (including the roof, exterior walls, foundations, gutters, downspouts and sidewalk canopy), the common areas, sidewalks, paved areas, supply pipes for gas (if any) and water, drainage and sewer pipes (caused by structural defects), electrical wiring (but not any of the electrical or plumbing fixtures inside the Demised Premises) in good repair at all times. If any portion of the Demised Premises which is the responsibility of the Landlord shall at any time be in need of repair, Landlord will promptly repair same upon receipt of written notice from Tenant to do so, except that the Landlord shall not be obligated to make or pay for any repairs to the Building and the Demised Premises which are rendered necessary by the fault, act or negligence of the Tenant, or any of its servants, vendors, agents, employees or business invitees, unless such damage is the result of a casualty covered by Landlord's fire and extended coverage insurance. If Tenant provides notice to Landlord of required repairs to the roof of the Building and Landlord fails to commence such repairs within seven (7) business days after such notice, Tenant may effect such repairs, within a reasonable scope of work, at reasonable rates at Landlord's expense. Landlord agrees to keep the common areas clean, to keep such areas lighted during hours of darkness when stores generally are open for business, and to keep the parking area properly paved, lighted and striped to assist in the orderly parking of cars. Temporary closing by Landlord of parking, walking and driveway areas for repairs, changes or other reasonable undertakings shall be permitted.

         7.02 Tenant's Repairs and Maintenance. Tenant agrees to keep the Demised Premises in good condition and repair, excepting structural repairs and all repairs which are the responsibility of the Landlord or which are made necessary by reason of fire and other unavoidable casualties covered by Landlord's fire and extended coverage insurance, and excepting reasonable wear and tear. Within such repair responsibilities of Tenant shall be included: the walls and ceiling (including the painting thereof); repair, replacement and maintenance of air conditioning and heating systems; all windows and doors, both interior and exterior; replacement of any plate glass damaged or broken; lighting fixtures and interior wiring extending to and including the main circuit breaker panels; and the normal upkeep and replacement of the floor surfacings or coverings; all interior plumbing, including actual plumbing fixtures and ordinary stoppage of same, and the replacement or installation of backflow preventors and the maintenance, repair and replacement of the grease trap, tank, or any part thereof if applicable. Structural changes, exterior alterations or additions to the Demised Premises may be made only with Landlord's written consent, except as provided in Section 4.01B hereof. Tenant will not permit any mechanic's or materialmen's or other liens to stand against the Demised Premises for any labor or material furnished Tenant in connection with alterations, repairs or work of any character performed on the Demised Premises by or at the direction of Tenant. All repairs, restorations, alterations, additions, or payments (other than rental payments) agreed upon in this Lease to be made shall be completed within reasonable time.

         7.03 Loss or Damage of Tenant and Others. Landlord shall not be liable for any damage to property of Tenant or of others located on the Demised Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to any property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Demised Premises or from the pipes, appliances or plumbing works from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by other tenants or occupants of the Shopping Center, or of any adjacent property, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable for any latent defect in the Demised Premises or in the building of which they form a part [except for a period of one (1) year from the date Tenant takes possession of the Demised Premises.] All property of Tenant kept or stored on the Demised Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier, unless such damage shall be caused by the willful act or gross neglect of Landlord. Notwithstanding the foregoing, Landlord shall be liable to Tenant with respect to the foregoing in the event of Landlord's intentional wrongdoing or gross negligence.

                                  ARTICLE VIII
                                    CASUALTY

         8.01 Casualty Insurance. Landlord covenants and agrees that it will at all times during the Term of this Lease keep, or cause to be kept, the Demised Premises insured by good and responsible insurance companies authorized to do business in the State of Florida which companies shall be acceptable to the holder of any mortgage affecting the Demised Premises to which Landlord is a party, for protection against damage or destruction by fire and other perils embraced within the term "extended coverage" in an amount not less than eighty percent (80%) of the insurable value of the improvements above the foundation walls. Landlord shall not be liable for any damage to fixtures or merchandise of

Tenant caused by fire or other insurable hazards; nor shall Landlord be liable to Tenant for damages arising or attributable to the inability of the Tenant to carry on its business on the Demised Premises by reason of such casualty. Tenant does hereby expressly release Landlord of and from all liability for such damages. Tenant shall not be liable for any damages to the Demised Premises, or any part thereof, caused by fire or other hazards covered by Landlord's insurance, regardless of the cause thereof, and Landlord does hereby expressly release the Tenant of and from all liability for damages.

         8.02 Reconstruction. Should the whole or part of the Demised Premises be partially or totally destroyed by fire or any other casualty covered by a standard extended coverage endorsement after the commencement of this Lease, Landlord shall restore the same or cause the same to be restored without unnecessary delay, provided, however, that if the Demised Premises or the buildings (taken in aggregate) in the Shopping Center should be damaged to the extent of more than fifty percent (50%) of the cost of replacement thereof (a "Major Casualty")during the last three (3) years of the Initial Term or any Renewal Term hereof, Landlord may elect either (i) to repair or rebuild the Demised Premises or the building or buildings or (ii) to terminate this Lease, upon giving written notice of such election in writing to Tenant within sixty
(60) days after the happening of the event causing the damage; provided that if Tenant has a remaining renewal option, Landlord may not terminate this Lease if Tenant exercises such option within said sixty (60) day period; provided further that, anything contained herein to the contrary notwithstanding, in the event that Landlord determines that the cost of repairing or rebuilding the Demised Premises shall exceed the amount of the insurance award payable with respect to such casualty, Landlord shall not be obligated to repair or rebuild the Demised Premises unless Tenant agrees to pay as additional rent "Tenant's share" of such deficiency. Landlord shall, within sixty (60) days after the happening of the event causing such damage, notify Tenant of its election, if any, to require Tenant to pay "Tenant's share" of such deficiency, and Tenant shall, within thirty (30) days after such notice, elect either to terminate this Lease, or to execute a modification agreement increasing the Annual Minimum Rent payable hereunder by an amount equal to "Tenant's share" of such deficiency divided by the number of years remaining in the Lease term. If Tenant has a remaining renewal option, and elects to exercise such option, the Annual Minimum Rent payable hereunder shall be increased by an amount equal to "Tenant's share" of such deficiency divided by the number of years remaining in the Lease term as extended by the exercise of such option. For the purposes of this paragraph, "Tenant's share" of such deficiency shall be that percentage of such deficiency which is determined by dividing the total cost of repairing and restoring all buildings in the Shopping Center damaged by such casualty into the cost of repairing and restoring the Demised Premises.

         During any period commencing upon the date of any such damage or destruction and ending upon the "Date of Reoccupancy of Tenant", the Rent and any other charges payable under this Lease ) shall abate in the proportion that the Demised Premises shall be untenantable. The term "Date of Reoccupancy by Tenant", as used herein, shall be the first to occur of the following two dates:
(a) the date upon which Tenant shall reopen for business in that part of the Demised Premises rendered untenantable by such damage or destruction, or (b) the date which shall be thirty (30) days after the date of completion of the repairs, rebuilding and restoration required of Landlord herein.

         Notwithstanding the foregoing, in the event of a Major Casualty, either Landlord or Tenant shall have the right to terminate this Lease upon written notice to Tenant or Landlord, as applicable, within fourteen (14) days after a Major Casualty.

                                   ARTICLE IX
                                 EMINENT DOMAIN

         9.01     Eminent Domain

                  A. In the event that all or substantially all of the Demised Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of such taking, and Landlord and Tenant shall thereupon be released from any further liability hereunder (except for Tenant's rights and Landlord's obligations with respect to Tenant's security deposit). In the event that as much as twenty percent (20%) of the Demised Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, Tenant shall have the right to cancel and terminate this Lease as of the date of such taking upon giving Landlord written notice of such election within thirty (30) days after the receipt by Tenant from Landlord of notice that said premises have been so appropriated or taken. In the event of such cancellation, Landlord and Tenant shall thereupon be released from any further liability under this Lease and the Rent for the last month shall be appropriately prorated.

                  B. If this Lease shall not be terminated as provided in this Article but shall continue as to that portion of the Demised Premises which shall not have been appropriated or taken, then in that event Landlord, at its cost and expense, shall immediately restore the Shopping Center on the land remaining to a complete unit of like quality and character as existed prior to such appropriation or taking, and the Rent shall proportionately abate during the period of restoration as provided in Paragraph 8.02 hereof, and thereafter the Rent shall be reduced in the ratio that the ground floor area of the Demised Premises after such taking bears to the ground floor area of the Demised Premises before such taking.

                  C. In the event of any such taking, the entire award or compensation whether as compensation for diminution in value to the leasehold or to the fee of the Demised Premises shall be paid to and belong to the Landlord; provided, however, that any award made to Tenant under applicable law, including any award for moving expenses or for the value of any trade fixtures and equipment installed by or belonging to Tenant shall be paid to and belong to Tenant.

                                    ARTICLE X
                                     DEFAULT

         10.01    Events of Default

         The occurrence of any of the following shall constitute an event of default hereunder:

                  A. Failure of Tenant to pay Annual Minimum Rent on the Date of Occupancy specified in Article I, paragraph 1.01 (f) thereof.

                  B. Failure of Tenant to commence its business operations on or as soon as practical after the Date of Occupancy or the permanent discontinuance by Tenant of the conduct of its business in the Demised Premises.

                  C. The filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent, or for its reorganization or for the appointment of a receiver or trustee of Tenant's property; any reorganization or proceedings under Chapter X and/or Chapter XI of the Federal Bankruptcy Law; and assignment by Tenant for the benefit of creditors, or the taking possession of the property of Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution or liquidation of Tenant, which petition, reorganization, proceedings or assignment is not discharged or bonded within forty-five (45) days after the date thereof.

                  D. Failure of Tenant to pay when due any installment of Rent hereunder or any other sum herein required to be paid by Tenant within five
(5) days after receipt of written notice from Landlord.

                  E. Vacation or desertion of the Demised Premises or permitting the same to be empty and unoccupied.

                  F. Tenant's removal or attempt to remove, or manifesting an intention to remove, substantially all of Tenant's property from or out of the Demised Premises otherwise than in the ordinary and usual course of business without having first paid and satisfied Landlord for all Rent which may become due during the entire Term of this Lease.

                  G. Tenant's failure to perform any other covenant or condition of this Lease within fifteen (15) days after written notice and demand, unless the failure is of such a character as to require more than fifteen (15) days to cure, in which event Tenant's failure to proceed diligently to cure such failure shall constitute an event of default.

         10.02    Rights of Landlord Upon Default By Tenant.

                  A. If there is an event of default as provided in sub-paragraphs A to F of Paragraph 10.01 and if the same is not cured by the Tenant within ten (10) days after receipt of written notice to the Tenant, or five (5) days in the case of monetary default, or if the Tenant is in default pursuant to the provisions of subparagraph G of Paragraph 10.01, or if any two
(2) events of default as defined in Paragraph 10.01 occur during any twelve (12) consecutive month period, whether or not cured, then the Landlord in addition to all rights and remedies granted under the laws of the State of Florida shall have any or all of the following rights:

                           1.       To retake possession of the Demised Premises
and without initially reletting the Demised Premises, sue for the present value of the Rent (as defined below) to accrue under this Lease and other damages and other remedies to which Landlord may be entitled.
                           2.       To retake possession of the Demised
Premises, relet the Demised Premises and sue for damages. During the period of time that Landlord is trying to relet the Demised Premises, the Tenant will be liable for the full rental obligations, including without limitation, all Rent (as defined below).
                           3.       To require the specific performance of, or
enjoin the breach of, the non-monetary covenants of the Tenant contained in this Lease.

                  B. The Landlord may sue from month to month for the damages which accrue in accordance with Paragraph 10.02 A. or may sue for the present value of the total damages which will be the measure of damages set forth in subparagraph C of this Paragraph 10.02. The election of whether to sue on a month to month basis or for the total amount shall be at the sole option and discretion of the Landlord.

                  C. If Landlord elects to terminate this Lease under the provisions of Paragraphs 10.02 A. 1 or 10.02 A. 2 above, Landlord may recover from Tenant damages computed in accordance with the following formula in addition to other remedies:

                           1.       The worth at the time of judgment of any
unpaid Rent (as "Rent" is hereafter defined for purposes of this subsection) which has been earned at the time of such termination; plus

                           2.       The worth at the time of judgment of the
amount by which any unpaid Rent which would have been earned after termination until the time of judgment exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                           3.       The worth at the time of judgment of the
amount by which the unpaid Rent for the balance of the Term after the time of judgment exceeds the amount of such Rent loss that Tenant proves could have been avoided by re-leasing the Demised Premises to another tenant of first class quality with a net worth in excess of five million dollars ($5,000,000); plus

                           4.       Any other amount necessary to compensate
Landlord for all of the damages proximately caused by Tenant's failure to perform its obligations under this Lease including, without limitation, (i) the cost of altering the Demised Premises to such new tenant, (ii) the cost to Landlord of any improvements to the Demised Premises made by the Landlord for the benefit of the Tenant, (iii) the brokerage commission payable on account of the reletting of the Demised Premises, (iv) the brokerage commission payable by Landlord on account of the letting of the Demised Premises to Tenant to the extent that the same was computed based on rental attributable to a period of the Lease during which Tenant was not and will not be occupying by reason of such termination and (v) reasonable attorneys' fees; plus
                           5.       At Landlord's election, such other amounts
in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law.

                  Damages shall be due and payable from the date of termination. As used in this Paragraph 10.02C, the phrase "worth at the time of judgment" is computed by adding interest at the highest rate permitted by law to the past Rent due or discounting to present worth unpaid future Rent.

                  For purposes of this Paragraph 10.02C, "Rent" for each Lease year shall be (i) the Annual Minimum Rent for each such year, calculated after giving effect to the minimum cost of living increase set forth in Paragraph 3.03 hereof, or if no minimum is therein set forth, by applying the cost of living increase for the year immediately preceding the termination of the Lease to each subsequent Lease year; (ii) Additional Rent including, without limitation, the Additional Rent provided for in Article XVI and Section 17.06 hereof.

                  For purposes of this Paragraph 10.02C, "the amount of rental loss which Tenant proves could have been reasonably avoided" shall be computed subject to the following conditions: (i) if the Demised Premises have been relet, the Rent paid by the new lessee shall be conclusively presumed to be the reasonable Rent payable for such Demised Premises and (ii) in determining the amount of rental loss which could have been reasonably avoided due consideration shall be taken of the fact that the Landlord has the right to lease all other vacant space (other than vacant space created by a termination of Lease by reason of its breach subsequent to the termination of this Lease) in the Shopping Center before re-leasing the Demised Premises.

                  D. Tenant agrees to pay all costs and expenses of collection and reasonable attorneys' fees on any part of said Rent that may be collected by an attorney in connection with any suit or foreclosure; and further, in the event that Tenant fails to promptly and fully perform and comply with each and every condition and covenant hereunder and the matter is turned over to Landlord's attorney, after the expiration of any applicable cure or grace period, Tenant shall pay Landlord a reasonable attorneys' fee plus costs where necessary, whether suit is instituted or not.

                  E. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises, and/or any claim or injury or damage. In the event Landlord commences any proceedings for nonpayment of Rent including, without limitation, Annual Minimum Rent and Additional Rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant's right to assert such claims in any separate action or actions brought by the Tenant.

                  F. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Demised Premises, by reason of violation by Tenant of any of the covenants or conditions in this Lease, or otherwise.

                  G. Notwithstanding any provision of this Article X to the contrary, if Landlord terminates this Lease prior to the expiration of the Term hereof, all payments due to Landlord under this Article X shall not exceed an amount equal to the lesser of the Rent payable by Tenant for the then unexpired Term of this Lease (without regard to any renewal thereof, if applicable), or 3 times the then Rent, plus Landlord's reasonable attorneys' fees in accordance with the provisions of Section 10.02D hereof.

                                   ARTICLE XI
                 INDEMNIFICATION, LIABILITY AND OTHER INSURANCE

         11.01 Demised Premises. Tenant agrees to release, indemnify and save harmless the Landlord, and its agents, from and against any and all claims or losses by reason of any accident or damage to person or property happening by the use of, on or about the Demised Premises and adjacent sidewalks and loading docks and common areas, if caused wholly or in part by any act or omission of Tenant or its agents, contractor or employees, and all expenses incurred by Landlord thereof, including attorney's fees and expenses of litigation. Tenant further agrees to carry, at its expense, public liability insurance coverage on the Demised Premises, from a company qualified to transact business in the State of Florida, stipulating limits of liability of not Iess than One Million and 00/100 ($1,000,000.00) dollars for any accident affecting any one person; not less than One Million and 00/100 ($1,000,000.00) dollars for any accident affecting more than one person; not less than Fifty Thousand and 00/100 ($50,000.00) dollars in property damage for each one thousand (1,000) square feet of the Demised Premises. All such policies shall contain endorsements waiving the insurors' rights of subrogation against Landlord for any reason whatsoever, Certificates of such coverage from the insuror providing thirty (30) days notice to Landlord prior to cancellation or termination shall be furnished to Landlord.

         11.02 Plate Glass and Sprinkler Insurance. Tenant, at its sole expense, shall obtain and continuously maintain during the Initial Term and all Renewal Terms hereof (a) a comprehensive glass insurance policy protecting all plate and other glass in the Demised Premises, (b) broad form boiler insurance in an amount not less than One Hundred Thousand and 00/100 ($100,000.00) dollars and (c) sprinkler and water damage insurance. Landlord shall be named insured under such policies and all such insurance shall be placed in good and responsible companies acceptable to Landlord. At the commencement of the Initial Term hereof, certificates of such coverage from the insuror providing thirty
(30) days notice to Landlord prior to cancellation or termination shall be furnished to Landlord. Loss, if any, under such policies shall be payable to Landlord, and Landlord agrees that any policy proceeds received by it will be held in trust and made available for repair or restoration of the damaged or destroyed property.

                                   ARTICLE XII
                            ASSIGNMENT AND SUBLETTING

         12.01 Assignment and Sub-letting Prohibited. Tenant may assign this Lease in whole or in part, or sublet any portion of the Demised Premises with the written approval of Landlord. Tenant hereby acknowledges that Landlord specifically reserves unto itself the right to benefit from any appreciation in the market value of the leasehold interest under this Lease, the right to control the mixture of businesses in the Shopping Center of which the Demised Premises are a part and the right, at its discretion to assess the business experience, acumen and probability of success of a potential tenant. Accordingly, Tenant agrees that Landlord's denial of consent to a proposed sublease or assignment of this Lease for any one of the following reasons is a reasonable denial of consent:

                           (a) the Rent payable under the Lease as in effect at
the time of the proposed assignment is less than the market rent for the Demised Premises at the time the consent of Landlord is requested and the proposed subtenant/assignee does not consent to an amendment to the Lease increasing the rent to such market rate;
                           (b) the financial strength of the proposed
subtenant/assignee is not equal to that of the existing Tenant;
                           (c) the business reputation of the proposed
subtenant/assignee is not in accordance with generally acceptable commercial standards;
                           (d) the use of the Demised Premises by the proposed
subtenant/assignee, is not identical to the use permitted by the Lease;
                           (e) the managerial and operational skills of the
proposed subtenant/assignee are not the same as those of the existing Tenant;
                           (f) the use of the Demised Premises (even if
consistent with the Permitted Use under the Lease) by the proposed subtenant/assignee will violate or create any potential violation of any laws or any potential increases in insurance costs or other costs of operating the Shopping Center;
                           (g) the use of the Demised Premises (even if
consistent with the Permitted Use under the Lease) proposed by the subtenant/assignee will violate any other agreements affecting the Demised Premises, the Landlord or other tenants.

         The Tenant signatory to the Lease and any subsequent assignees or sublessees (except for a PC sublessee or any Physician Sublessee or a Beaches Sublessee under Paragraph 12.03) shall remain liable to Landlord under the terms of the Lease, regardless of the number of intervening assignments and subleases, without their consent to such further assignments and subleases being required, unless and until Landlord expressly releases them from liability under the Lease and such liability shall not be released or in any way affected or reduced by any modification of the Lease between Landlord and the occupant assignee even if such modifications are made without the prior tenants' consent. Notwithstanding anything to the contrary herein, upon the assignment of this Lease to a third party, the aggregate liability of Tenant under this Paragraph 12.01 shall be limited to an amount equal to three years of the Rent in effect on the date of any such assignment, plus Landlord's reasonable costs (including attorneys' fees) incurred by it in connection with any breach of this Lease by Tenant or any such assignee or sublessee.

         Landlord's consent to any assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by any other person or the waiver of any right of Landlord to deny such consent pursuant to the provisions hereof. Furthermore, Tenant understands and agrees that should Landlord approve any assignment or subletting, Landlord shall have the right to charge a fee of Five Hundred Dollars ($500) for legally-related expenses in connection with the review, preparation and processing of any documents associated with said assignment/subletting.

         If this Lease be assigned or the Demised Premises or any part thereof be underlet or occupied by any party other than Tenant, Landlord may collect Rent from the assignee, subtenant (other than a PC sublessee or a Physician Sublessee or a Beaches Sublessee under Paragraph 12.03 hereof) or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupants as Tenant, or a release of Tenant from the further performance by Tenant of the covenants on the part of Tenant herein contained. If Tenant sells to a third party in connection with a sale of its business, 50% or more of its equity or all or substantially all of its assets, such sale (a "Sale of Control") shall be deemed an assignment of this Lease subject to the consent provisions of Paragraph 12.01 hereof.

         12.02 Assignment by Landlord. Notwithstanding anything contained in this Lease to the contrary, Tenant may assign this Lease to an affiliate of Tenant without Landlord's consent, provided that the Permitted Use shall remain the same and that Tenant shall remain liable under this Lease. Landlord may assign by way of security or otherwise this Lease or any part thereof or any right hereunder without Tenant's consent, and any such assignment by Landlord of its entire interest in the Demised Premises, and its entire rights under the Lease (other than a security assignment) shall relieve Landlord of any further obligation hereunder, except for obligations accrued at the time of such assignment, provided that the assignee executes an instrument by which it assumes and agrees to perform the obligations of the Landlord under the Lease and no such assignment alters any of Tenant's rights under this Lease. Landlord will provide Tenant with a copy of any such instrument signed by Landlord's assignee.

         12.03    Permitted Subleases. Notwithstanding the provisions of this
Article XII to the contrary, Landlord hereby acknowledges that Tenant may sublease the Demised Premises to an affiliated (i.e., an entity in which it is a majority equity owner) corporation or limited liability company (the "LLC") and the LLC may, in turn, further sublet the Demised Premises to a professional corporation which will conduct its practice at the Demised Premises (a "PC"). In addition, Tenant (or the LLC or PC) may sublease the Demised Premises to one or more physician sublessees (the "Physician Sublessees") who will utilize the Demised Premises at certain designated times to perform imaging procedures on their patients and/or to Beaches MRI, LLC (the "Beaches Sublessee") pursuant to that certain Sublease dated May 9, 2006 between Tenant and the Beaches Sublessee. Landlord hereby consents to such subleases provided that Tenant remains liable for all of its obligations under this Lease and any such subtenant(s) utilizes the Demised Premises solely for the Permitted Uses. The foregoing consent by Landlord to such subletting shall not in any way whatsoever be construed as Landlord's consent to any further sublet by Tenant or any such subtenant.

                                  ARTICLE XIII
                             MORTGAGE SUBORDINATION

         13.01 Agreement to Subordinate. This Lease shall be and hereby is made subject and subordinate at all times to the lien or security title of any mortgage granted by Landlord which may now or hereafter affect the real property of which the Demised Premises forms a part, and to all renewals, modifications, consolidations, participations, replacements and extensions thereof. No further instrument of subordination shall be necessary to effect the provisions hereof. Notwithstanding the foregoing Tenant agrees to evidence this subordination by an instrument, in writing, within ten (10) days of Landlord's written request for such subordination. The term "mortgage" as used in this Lease shall include deeds of trust and deeds to secure debt. The rights of Tenant under this Lease shall not be terminated, and the possession of the Demised Premises by Tenant shall not be disturbed by any mortgagee or by any proceeding on the debt which any such mortgage secures, or by any person, firm or corporation whose rights were acquired as a result of such proceeding or by virtue of a right or power contained in any such mortgage or the bond or note secured thereby and any sale of the Shopping Center or the Building at foreclosure will be subject to this Lease. Tenant agrees that, in the event of foreclosure of any such mortgage or sale of the Demised Premises under the power contained therein, Tenant will attorn to and accept the purchaser at any such sale as Landlord for the balance of the then remaining term of the Lease, subject to all of the terms and conditions of this Lease. Upon any such attornment, this Lease will continue in full force and effect as a direct lease between Tenant and any such purchaser and, so long as Tenant is not in default under this Lease, Tenant's possession of the Demised Premises and its rights and privileges under this Lease shall not be diminished or interfered with by any mortgagee or purchaser. Landlord represents to Tenant that La Salle Bank National Association, as Trustee for Banc of America Commercial Mortgage Pass Through Certificates, Series 2001-PB1 is the only mortgagee of the Shopping Center and such mortgagee will, simultaneously with the execution of this Lease, and as a condition to Tenant's obligations hereunder, execute and deliver to Tenant the Subordination, Non-Disturbance and Attornment Agreement in the form annexed hereto as Exhibit E.

         13.02 Notice to Mortgagee. If Landlord shall notify Tenant of the placing of any mortgage against the Demised Premises, Tenant agrees that in the event of any act or omission by Landlord or any other occurrence which would give Tenant the right to terminate this Lease, to claim a partial or total eviction, or to reduce any Rent payments hereunder, Tenant shall not exercise any such right (a) until it has notified in writing the holder of any mortgage which at the time shall be a lien on the Demised Premises and of which it has notice of such act or omission, (b) until a reasonable period, not exceeding thirty (30) days, for commencing the remedying of such act or omission shall have lapsed following the giving of such notice, and (c) Landlord or such holder, with reasonable diligence, shall not have so commenced and continued to remedy such act or omission or cause the same to be remedied.

                                   ARTICLE XIV
                       EXPIRATION OF TERM AND HOLDING OVER

         14.01 Expiration. At the expiration or earlier termination of the Term of this Lease, Tenant shall surrender the Demised Premises, together with alterations, additions and improvements then a part thereof, in good order and condition except for the following: ordinary wear and tear, repairs required to be made by Landlord, and loss or damage by fire, the elements and other casualty covered by insurance. All furniture and trade fixtures installed in the Demised Premises at the expense of Tenant or other occupant shall remain the property of Tenant or such other occupant and shall be removed by Tenant upon the termination of the Term of this Lease. Tenant shall repair all damages caused by the removal of Tenant's property from the Demised Premises. Tenant shall be responsible for all consequential damages to Landlord as a result of Tenant's failure to surrender the Demised Premises in accordance with this Lease, and this clause shall survive the termination of the Lease.

         14.02 Holding Over. In the absence of any written agreement to the contrary, if Tenant with Landlord's consent should remain in occupancy of the Demised Premises after the expiration of the Term of this Lease, it shall so remain as a Tenant from month-to-month at one hundred fifty per cent (150%) of the last Lease year's Annual Minimum Rent all provisions of this Lease applicable of such tenancy shall remain in full force and effect. If, however, Landlord shall give Tenant notice to vacate as of the end of the Term of this Lease, or as of the end of any month following termination, and Tenant shall fail to vacate the Demised Premises on the stipulated date, then Tenant shall pay double the daily rent paid during the last month of this Lease for each day that Tenant continues to occupy the Demised Premises from and after such date.

                                   ARTICLE XV
                                      SIGNS

         15.01 Signs. Landlord may erect and maintain such signs as it in its sole discretion, may deem appropriate to advertise the Shopping Center of which the Demised Premises are a part.

                  A. Tenant shall be required to erect at Tenant's sole expense, no less than one sign in a location, and of a design, detailed in Landlord's "Sign Criteria" attached hereto as Exhibit "G". Notwithstanding the foregoing, or any other provision of this Lease to the contrary, Landlord hereby consents to Tenant installing signage on the exterior of the Building similar to the exterior signage of Beaches MRI LLC and to a monument sign featuring the name of Tenant's imaging center.

                  B. Tenant will not exhibit, inscribe, paint or affix any sign, advertisement, notice or other lettering on any part of the outside of the Demised Premises or of the building of which the Demised Premises are a part, or inside of the Demised Premises if visible from the outside, without first obtaining Landlord's written approval thereof, and Tenant further agrees to maintain such sign, lettering, etc., as may be approved (which approval will not be unreasonably withheld, conditioned or delayed), in good condition and repair at all times. Tenant's sign will comply with the Sign Criteria (provided that no such compliance alters any of Tenant's rights under this Lease).

                  C. Landlord reserves the right to permit other tenants in the Shopping Center to place a pylon-type or other signs, as Landlord deems fit, in the common areas without thereby being obligated to grant to Tenant such right, except that Landlord shall allow Tenant to include the name of its business on any new additional Plaza Entrance Sign which provides space for at least four additional Tenants, Landlord may construct subject to any required approval from duly authorized governmental authorities. Tenant's share of the expense for the construction of any such sign shall be determined by dividing the proportion of space occupied by Tenant's name on such sign by the total expense of construction of such sign.

                                   ARTICLE XVI
                              TENANT REIMBURSEMENTS

         In order that the Annual Minimum Rent payable throughout the Term of this Lease shall be net to Landlord, Tenant shall pay its share of the following expenses (as hereinafter defined) from and after the Date of Occupancy:

         16.01    Reimbursement for Ad Valorem Taxes.

                  A. In addition to the Annual Minimum Rent provided for in Article Ill hereof, Tenant shall pay to Landlord Tenant's prorata share of all ad valorem taxes and assessments on the Shopping Center of which the Demised Premises are a part, or any other like charges in lieu thereof (the "Taxes"), comprised of the land and all improvements now or hereafter located thereon. Landlord shall bill Tenant annually after the end of each calendar year during the Term hereof for Tenant's prorata share of such Taxes, which bill shall set forth the basis for and method of calculation for such prorata share. Tenant shall pay such bill with the next installment of Annual Minimum Rent becoming due. In the event that the Lease term (i) begins on a day other than January 1, then Tenant's pro-rata share of Taxes for such year shall be determined by multiplying such share by a fraction, the denominator of which is 365 and the numerator of which is the number of days in such partial calendar year during which this Lease was in effect, or (ii) ends on a date other than December 31, then along with the final installment of Annual Minimum Rent due hereunder, Tenant shall pay to Landlord an amount equal to the last such Tax bill received by Tenant multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days in such partial calendar year during which this Lease was in effect.

                  For these purposes, "Tenant's prorata share" of such Taxes shall be that percentage which is determined by dividing the square feet of gross space in all buildings of the Shopping Center situated in the tax parcels in which the Demised Premises are included (currently 67,631 square feet), into the square feet of gross space of the Demised Premises.

                  B. Landlord may require, at Landlord's sole discretion, that Tenant shall pay in advance 1/12 of the annual amount estimated by Landlord to be due under this Article XVI, Paragraph 16.01 A. with each monthly payment of Annual Minimum Rent, with adjustments to be made at the end of each year based upon the actual Tax bills.

                  C. Tenant agrees to pay to Landlord any sales or use tax imposed or levied by any governmental agency having jurisdiction thereover, against Rent, or any other charge or payment, in all such instances to the extent required of Tenant hereunder.

                  D. Notwithstanding anything to the contrary in the foregoing provisions of this Paragraph, Tenant shall pay to Landlord as Additional Rent, the estimated Taxes in equal monthly installments of Four Hundred Sixty Four Dollars and 00/100 ($464.00) dollars, which amount shall be adjusted at the end of each year as set forth above. Landlord will, upon request, provide Tenant with copies of all applicable Tax bills and, to the extent that any payments made by Tenant for estimated Taxes exceed Tenant's obligation for Taxes based upon such year end adjustment, Landlord will credit Tenant's future obligations for the payment of Taxes by the amount of such excess or, if applicable, refund such excess amount to Tenant within thirty days after the expiration of the Term of this Lease.

         16.02    Reimbursement for Insurance Costs.

                  A. In addition to the Rent provided for in Article Ill hereof, Tenant shall pay to Landlord, as Additional Rent, Tenant's prorata share of the premium costs for all policies of insurance maintained by Landlord on the building in the Shopping Center of which the Demised Premises are a part (the "Insurance Costs"), to the extent such costs are also paid by other tenants in the Shopping Center. Landlord shall bill Tenant annually, after the end of each calendar year during the Term hereof, for Tenant's prorata share of such Insurance Costs, which bill shall set forth the basis of and method of calculation of such prorata share. Tenant shall pay such bill with the next installment of Annual Minimum Rent becoming due. In the event that the Lease Term (i) begins on a date other than January 1, Tenant shall pay Landlord an amount equal to the Insurance Costs for such year as documented by the Landlord multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days in such partial calendar year during which this Lease was in effect, or (ii) ends on a date other than December 31, then along with the final installment of Annual Minimum Rent due hereunder, Tenant shall pay to Landlord an amount equal to the last such Insurance Costs bill(s) received by Tenant multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days in such partial calendar year during which this Lease was in effect.

                  For these purposes, "Tenant's prorata share" of such Insurance Costs shall be that percentage which is determined by dividing the square feet of gross space in all buildings in the Shopping Center ( currently., 67,631 square feet) into the square feet of gross space of the Demised Premises.

                  B. Landlord may require, at Landlord's sole discretion, that Tenant shall pay in advance 1/12 of the annual amount estimated by Landlord to be due under this Article XVI, Paragraph 16.02 A. with each monthly payment of Annual Minimum Rent, with adjustments to be made at the end of each year upon receipt of actual Insurance Costs bills.
                  C. Tenant agrees to pay Landlord any sales or use tax or excise tax imposed or levied by any government agency having jurisdiction thereover against Rent or any other charge or payment to the extent required of Tenant hereunder.
                  D. Notwithstanding anything to the contrary in the foregoing, estimated monthly Insurance Costs of $256 shall be included and paid on a monthly basis as part of the Operating Expenses (subject to adjustment from time to time as provided in Paragraph 16.02A above).

         16.03    Operating Expenses.

                  In order that the Rent payable throughout the Term of this Lease shall be net to Landlord, Tenant shall pay its prorata share of all Operating Expenses (as hereinafter defined) paid by Landlord.

                  A. "Operating Expenses" means all costs and expenses of whatsoever nature or kind which Landlord incurs for operating and maintaining the Shopping Center (exclusive of Taxes). Operating Expenses shall include, without limitation, the following as applied to the Shopping Center or any part thereof (excluding any other tenant's premises).

                           1.       PERSONNEL:
                                    (a) All payments, salaries, wages, medical,
surgical and general welfare benefits (including group health and life insurance and retirement benefits), other benefits and employer's contributions, Social Security, and payroll and other taxes and workmen's compensation insurance costs relating thereto with respect to Landlord's manager, leasing agent, maintenance personnel, security guards, and all other employees assigned to the Shopping Center, including independent contractors.
                                    (b) The cost of supplying and cleaning
employee's uniforms and work clothes.
                           2.       UTILITIES:
                           All charges for electricity, water and sewer service,
rubbish removal and providing rubbish receptacles (in the event that the Landlord elects to provide such rubbish receptacles and removal service), telephone service, other utilities and taxes thereon.
                           3.       MISCELLANEOUS:
                           The cost of all supplies, tools, materials and
equipment if owned, and rental paid for such machinery and equipment, if rented, excepting equipment purchased to maintain the common areas having a prorated cost of greater than $5,000.
                           4.       REPAIRS AND REPLACEMENTS
                           The cost of repairs, maintenance, alterations,
improvements, replacements and painting of the improvements including, but not limited to, repairs, replacement and, maintenance of roofs and mechanical equipment, fire protection systems, security alarms, security alarm systems, storm damage systems, shopping center identification and entrance signs, directional, traffic and parking control signs. Notwithstanding the foregoing, Tenant's prorata share for roof replacement cost shall not exceed the sum of $5,000 per year during the initial ten years of this Lease (or any such cost incurred prior to the Date of Occupancy).
                           5.       PARKING LOT:
                           Maintenance, repairs and replacement of the parking
areas, including but not limited to striping, paving, sealing and re-coating and replacing bumpers of all paved areas.
                           6.       CLEANING PUBLIC AREAS:
                           The cost of cleaning and maintaining all public areas
of Shopping Center including, but not limited to, storefronts, windows, sidewalks, public bathroom facilities, malls, courtyards, stairs, ramps and all other public facilities.
                           7.       LANDSCAPED AREAS:
                           The cost of maintaining and replanting all landscaped
areas, including irrigation system.
                           8.       RESERVES:
                          Reserves for replacements and cost of capital
improvements to any portion of Shopping Center which, if not made by Landlord, would result in greater or increased "Operating Expenses".
                           9.      LIGHTING - COMMON AREAS:
                           Repair and replacement of all lighting fixtures and
standards.
                           10.      The cost of any of the following, if
provided to the Shopping Center, but Landlord shall not, by reason of the inclusion of same herein, be required to provide the same: public address and musical sound systems; telephone answering system; security systems; traffic control fees and expenses; and legal, architectural and accounting fees incurred by Landlord in connection with the operation of the Shopping Center as a whole and not with respect to any one individual tenant.
                           11.      Depreciation of all personalty furnished and
betterments made by Landlord at its expense, incurred by Landlord for the Shopping Center as a whole and not with respect to any one individual tenant.

                           12.      Payments made by Landlord for compliance
with local codes, statutes, ordinances and regulations promulgated by any governmental or quasi-governmental agency applicable to the common areas of the Shopping Center.
                           13.      Maintenance and replacement of common area
signage.
                           14.      Uninsured costs of boarding up tenant's
storefronts in connection with hurricanes or other severe storms.
                           15.      Fifteen percent (15%) of all the foregoing
costs to cover the Landlord's administrative and overhead costs.
                           16.      Notwithstanding anything contained in this
Lease to the contrary, Operating Expenses shall not include items that are treated as capital expenditures under generally accepted accounting principals.
                           17.      Notwithstanding anything contained in this
Lease to the contrary, Tenant shall not be obligated to pay its pro rata share of any of the following, which are specifically not included in the definition of Operating Expenses: (i) replacement of foundations or walls of the Shopping Center, (ii) late fees incurred by Landlord for late payments of any bills,
(iii) any legal fees, costs or related expenses in connection with other Tenants in the Shopping Center, (iv) any interest or payments incurred on any ground lease or mortgage, (v) any expenses incurred due to Landlord's gross negligence or intentional misconduct, (vi) any cost or expense incurred in connection with Landlord's leasing activities including, but not limited to, the cost of any tenant improvements for the benefit of other tenants in the Shopping Center, leasing commissions, or fees paid to any real estate broker.

                  B.       Payment of Tenant's Share of Operating Expenses.

                           (a) Tenant's proportionate share of Operating
Expenses shall be computed by the following formula , the numerator of which shall be the number of square feet of the Demised Premises and the denominator of which shall be the total number of square feet of retail floor area of the Shopping Center.
                           (b) Tenant shall pay to Landlord, as Additional Rent,
the sum of Five Hundred Sixty Seven Dollars ($567.00) per month on account of Tenant's proportionate share of Operating Expenses based upon Landlord's estimate of Operating Expenses. Such payment shall be due and payable on or before the first day of each month at the same time and in the same manner as Annual Minimum Rent payments.
                           (c) Landlord shall submit to Tenant, after the end of
each lease year, or partial lease year, a bill for Tenant's proportionate share of actual Operating Expenses for the prior year which bill will detail all applicable Operating Expenses and provide the basis of the calculation of Tenant's obligation with respect thereto. In the event that Tenant's share of the actual Operating Expenses exceeds the amount paid by Tenant for the prior year, Tenant shall pay to Landlord such excess within ten (10) days following receipt of any such bill. In the event that Tenant's share of the actual Operating Expenses is less than the amount paid by Tenant for the prior year, Landlord shall credit Tenant's future obligation for payment of its proportionate share of Operating Expenses hereunder or, if applicable, pay such excess to Tenant within thirty days after the expiration of the Term of this Lease.
                           (d) Landlord may, at its option, increase Tenant's
monthly payments as set forth in clause (b) above by one-twelfth (1/12) of any excess of the actual Operating Expenses for the prior year after the first year of the Initial Term.
                           (e) Statements hereunder shall be prepared by
Landlord to Operating Expenses for the period represented thereby and shall be prepared on a cash basis. Tenant recognizes that Landlord's estimated Operating Expense computation for any calendar year may be rendered at the end of the previous calendar year or at the beginning of such calendar year. Tenant may, once per year at its own expense, examine and audit Landlord's books and records for the sole purpose of ascertaining the amount of Tenant's pro rata share of Operating Expenses for the preceding Lease year. Tenant shall notify Landlord, in writing, and proceed with any such audit within one-hundred-eighty (180) days after receipt of Landlord's statement or bill for such Operating Expenses. Landlord shall have up to thirty (30) days to comply with Tenant's request. Should Tenant fail to examine and audit such books and records within such period, Tenant shall have no further right of access to the books and records of Landlord for such purpose and Landlord's statement or bill with respect thereto shall be final. Tenant agrees that all information concerning Landlord's affairs obtained by Tenant in connection with any such audit shall remain confidential and shall not be divulged or published by Tenant except as required by applicable law. Tenant agrees to pay any reasonable cost associated with the copying of Landlord's records in connection with any such audit. In the sole event that an error is found during such audit that requires the Tenant's share of Operating Expenses, taxes, or Insurance Costs to be reduced by at least five percent (5%), Landlord shall pay all reasonable costs of Tenant associated with any such audit.

         16.04 Public Utilities. In addition to all Rent herein specified, Tenant shall pay for all utilities, used or consumed in or from the Demised Premises and all water/sewer charges attributable thereto, as and when the charges therefore shall become due and payable, and Tenant shall pay any garbage or trash collection fees imposed by any governmental authority attributable to the Demised Premises, or any agency designated to collect such garbage or trash, or by the Landlord as the case may be.

         16.05 Personal Property Taxes. In the event that the taxing authorities shall at any time during the Term of this Lease assess trade fixtures, leasehold improvements, lighting fixtures, air-conditioning and heating equipment, refrigeration equipment, mechanical equipment and any other tangible personal property affixed to the Demised Premises, whether owned by Landlord or Tenant, or any other property in the Demised Premises for "personal property taxes", the taxes thus assessed shall be payable by Tenant with the next payment of Annual Minimum Rent due following the thirtieth day after Landlord provides Tenant with a copy of such tax bill.

                                  ARTICLE XVII
                                  MISCELLANEOUS

         17.01 Notices. All notices, elections, demands, requests, consents, approvals and other communications required hereunder shall be in writing, signed or sent, as applicable, by the party providing the same and shall be sent by certified or registered United States mail, return receipt requested, postage prepaid addressed to the parties as follows:

To Landlord:
                  CBA Property Management
                  7154 N. University Drive, #265
                  Tamarac, FL 33324

To Tenant:        The Sagemark Companies Ltd.
                  1285 Avenue of the Americas, 35th Floor
                  New York, New York 10019
                  Attn. Chief Executive Officer

Copy to:
                  Premier P.E.T. Imaging International, Inc.
                  4710 N.W. Boca Raton Boulevard
                  Suite 200
                  Boca Raton, FL 33431
                  Attn: Chief Financial Officer

Copy to:
                  Robert L. Blessey, Esq.
                  51 Lyon Ridge Road
                  Katonah, New York 10536

or at such other address as may hereafter be designated in writing by either party hereto.

         17.02 Brokerage. Neither party has engaged a broker in connection with this Lease. Landlord shall indemnify and hold harmless Tenant against and in respect of any and all claims, losses, liabilities and expenses which may be asserted against Tenant by any broker or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Landlord in respect of the transactions herein contemplated. Tenant shall indemnify and hold harmless Landlord against and in respect of any and all claims, losses, liabilities and expenses which may be asserted against Landlord by any broker or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant in respect of the transactions herein contemplated.

         17.03 Equitable Remedies. Except as specifically otherwise provided, the parties agree that their obligations hereunder shall be enforceable by specific performance, and that Landlord and Tenant shall be entitled to restraint by injunction of the violation or attempted or threatened violation of any of their terms, covenants, conditions, provisions or agreements of this Lease. Except where stated to be exclusive or sole, the specified remedies to which the parties may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which either party may be lawfully entitled in case of any breach or threatened breach of any provision of this Lease.

         17.04 No Waiver. The failure by either party to insist in any one or more cases upon the strict performance of any of the terms, covenants, conditions, provisions or agreements of this Lease shall not be construed as a waiver or a relinquishment for the future of such term, covenant, condition, provision or agreement.

         17.05 Entire Agreement. This Lease (inclusive of the Rider and Exhibits) contains the entire agreement between the parties hereto with respect to the subject matter hereof, and no promises, agreements, conditions or stipulations not contained herein shall be binding upon either party hereto.

         17.06 Landlord's Right to Cure. In the event Tenant should fail to perform any of its obligations hereunder, in addition to any other remedies provided hereunder or by law, Landlord shall have the right, at its option, to perform such obligations on behalf of Tenant at any time following ten (10) days prior written notice to Tenant (except in cases of emergency when no notice shall be required). In such event, Tenant shall pay the Landlord, as Additional Rent hereunder, all costs and expenses so incurred by Landlord, including reasonable attorneys' fees upon demand. All such amounts shall bear interest at the rate of ten percent (10%) per annum from the date such amounts are incurred until paid.

         17.07 Captions. The captions and headings throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Lease, on or in any way affect this Lease.

         17.08 Successors and Assigns. This Lease, and each and every provision hereof, shall be binding upon and shall inure to the benefit of Landlord and Tenant, their respective successors, successors-in-title and assigns, and each party hereto agrees, on behalf of itself, its successors, successors-in-title, and assigns, to execute any instruments which may be necessary or appropriate to carry out and execute the purposes and intentions of this Lease, and hereby authorizes and directs its successors, successors-in-title, and assigns, to execute any and all such instruments. Each and every successor in interest to either party hereto, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, shall hold such interest subject to all of the terms and provisions of this Lease.

         17.09 Severability. In the event any provision of this Lease is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof.

         17.10 Modification. No change or modification of this Lease shall be valid or binding upon the parties hereto unless such change or modification shall be in writing and signed by the party against whom the same is sought to be enforced.

         17.11 Number and Gender. Whenever required by the context, the singular number shall include the plural and the masculine gender shall include the feminine and neuter.

         17.12 Estate for Years. This Lease shall be construed as creating an estate for years.

         17.13 Status of Lease. Landlord and Tenant each agree to certify in writing the status of this Lease and the Rent payable hereunder, at any time, upon ten (10) days written notice. Such certificate shall be in a form reasonably satisfactory to any governmental authority or public agency or to a prospective purchaser from, or assignee or sublessee of, or holder of a security instrument executed by Landlord or Tenant, as the case may be. In addition to any other matters required, such certificate shall certify the Date of Occupancy and the anticipated termination date thereof, whether or not this Lease is in full force and effect; whether or not this Lease has been amended or modified, and if so specifying the particulars of such default and the action required to remedy it; and whether or not there are any set-offs against or defenses to the enforcement of the terms and conditions of this Lease, and if so, specifying the particulars of such set-offs or defenses.

         17.14 Counterparts. This Lease may be executed in a number of counterparts, all of which shall for all purposes be deemed an original, binding on Landlord and Tenant.

         17.15 Delay. If Landlord or Tenant is delayed or prevented from performing any of its obligations under this Lease by reason of strike or labor troubles or any outside cause whatsoever beyond Landlord's or Tenant's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligations by Landlord or Tenant.

         17.16 Applicable Law. This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

         17.17 Rider. One (1) Rider consisting of two (2) pages is attached hereto and made a part hereof.

         17.18 Sale of Control. Tenant shall provide Landlord with notice of any Sale of Control immediately upon the consummation thereof.

         17.19 Exculpation. Tenant agrees that Tenant shall look solely to Landlord's interest in the Shopping Center of which the Demised Premises are a part and Landlord's personal property used in connection therewith for the satisfaction of any claim, judgment or decree requiring the payment of money by Landlord based on any default hereunder, and no other property or assets of Landlord, its affiliates, successors, partners, shareholders, subsidiaries, or assigns, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any such claim, judgment, injunction or decree.

         17.20 Relationship of Parties. Nothing herein contained shall be deemed or construed by the parties hereto nor by any third parties as constituting Landlord a partner of Tenant in the conduct of Tenant's business, or as creating the relationship of principal and agent or joint venturers between the parties hereto, it being the intention of the parties hereto that the relationship between them is and shall at all times during the Term of this Lease be and remain that of Landlord and Tenant only.

         17.21 Sales and Use Tax. With each payment of Annual Minimum Rent, and Additional Rent, Tenant shall also pay to Landlord an amount equal to any sales, use or excise tax levied by the State of Florida or any other governmental authority on Rent payable by Tenant hereunder.

         17.22    Intentionally Omitted.

         17.23 Landlord's Financing. If in connection with obtaining at any time any financing whatsoever for the Shopping Center or any part thereof, any recognized lending institution shall request of Tenant, in writing, reasonable modifications of this Lease as a condition of such financing, Tenant covenants not to unreasonably withhold or delay its agreement to such modifications, provided such modifications do not increase the obligations or adversely affect the rights of Tenant under this Lease. Any breach by Tenant of the foregoing covenant shall be subject to the provisions of Paragraph 10.01G hereof.

         17.24 Permitted Use. Tenant's use of the Demised Premises is strictly limited to the Permitted Use set forth in this Lease. Tenant acknowledges that Landlord may grant to other tenants of the Shopping Center the exclusive right to conduct certain businesses in the Shopping Center, provided that Landlord will not grant the right to any other tenant during the Term of this Lease to operate a diagnostic imaging center utilizing a computerized tomography scanner in which the annual revenues derived from the use thereof exceeds 2% of the total annual revenues of any such other tenant (Landlord hereby acknowledging that any breach by it of such covenant will subject Tenant to substantial damage and that Tenant is making a substantial investment in the Improvements and the equipment to be installed in the Demised Premises on the basis of such covenant by Landlord). If Landlord decides to rent premises to any such other tenant, it will, as a condition of any such lease, require such tenant to sign an instrument, in form and substance satisfactory to Tenant, by which such other tenant agrees not to exceed such usage limitation (a copy of which will be delivered to Tenant by Landlord). In the event that Landlord at any time notifies Tenant that a use being made by it of the Demised Premises is not expressly set forth as a "Permitted Use" under the terms of this Lease, Tenant herein agrees to immediately cease and desist from making such use of the Demised Premises and the failure to do so within ten (10) days of receipt of any such notice shall render Tenant liable to Landlord for any loss, damage or expense suffered by Landlord attributable thereto.

         17.25 Kiosks. Landlord reserves the right at any time and from time to time to construct and lease kiosks on any part of the Shopping Center (including but not limited to the interior common areas, the sidewalks and the parking lot). If the Landlord chooses to build a kiosk on a common area of the Shopping Center, upon commencement of construction, the space devoted to the Kiosk will no longer be considered a common area of the Shopping Center.

         17.26 Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Landlord hereby represents to Tenant that Landlord is not aware of any radon or radon gas in the Shopping Center including the Demised Premises. In no event shall Landlord be liable for direct or indirect, consequential or incidental damages arising from the existence or discovery of radon in the Demised Premises.

         17.27 Authority. Tenant represents and warrants that it is duly formed and in good standing, and has full corporate or partnership power and authority, as the case may be, to enter into the Lease and has taken all corporate or partnership action, as the case may be, necessary to carry out the transaction contemplated herein, so that when executed, this Lease constitutes a valid and binding obligation of Tenant enforceable in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by the effect of rules governing the availability of equitable remedies, and (ii) as rights to indemnity or contribution may be limited under applicable law or by principles of public policy thereunder. Tenant shall provide Landlord, upon Landlord's request, with corporate resolutions or other proof in a form acceptable to Landlord, authorizing the execution of this Lease by Tenant at the time of such execution. Landlord represents and warrants to Tenant that CBA Financial, Inc., its property manager, has been duly authorized to execute this Lease on behalf of Landlord and that this Lease constitutes a valid and binding obligation of Landlord enforceable in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by the effect of rules governing the availability of equitable remedies, and (ii) as rights to indemnity or contribution may be limited under applicable law or by principles of public policy thereunder. Landlord will provide Tenant, upon Tenant's request, with written confirmation in a form acceptable to Tenant, authorizing the execution of this Lease by CBA Financial, Inc. Landlord and Tenant each represent to the other that the execution of this Lease and the performance of the terms hereof, will not violate the provisions of any judgment order, agreement, mortgage or other instrument to which they are a party or by which they are bound.

         17.28 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided for in this Lease or available at law or in equity.

         17.29 Counsel. Each of the parties hereto has been represented by counsel in connection with the negotiation and execution of this Lease.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and year first above written.


WITNESS:                            LANDLORD:   Tamarac Center LLC, by
                                                CBA Financial Inc, its Manager

/s/ LISSETH CHAY                                By: /s/ CONRAD S. BAKER
-------------------------------                     ----------------------------
                                                    Conrad C. Baker, President

Lisseth Chay
Print Name


WITNESS:                            TENANT:     THE SAGEMARK COMPANIES LTD.

/s/ ROBERT L. BLESSEY                           By /s/ THEODORE B. SHAPIRO
-------------------------------                     ----------------------------
                                                    Theodore B. Shapiro,
                                                    President and
                                                    Chief Executive Officer
Robert L. Blessey
Print Name

                               RIDER TO THE LEASE

         Rider to the Lease dated as of the 25th day of May, 2006 by and between TAMARAC CENTER, LLC, as Landlord and THE SAGEMARK COMPANIES LTD., as Tenant, regarding the Demised Premises located at 7180 N. University Drive, Tamarac, Florida.

         1. The "Date of Occupancy" shall be One Hundred Twenty Days (120) after the Landlord delivers the Demised Premises to Tenant. For this purpose, delivery of the Demised Premises to Tenant shall take place when Landlord notifies Tenant., and Tenant has received the Vacating Notice (and the other tenant referred to therein vacates the Demised Premises).

                  Tenant and Landlord acknowledge that the Demised Premises are currently occupied by another tenant who has agreed in writing to relocate to another premises within the Shopping Center (the "Relocation Agreement"), at Landlord's sole expense. Accordingly, delivery of the Demised Premises to Tenant shall occur on the date such tenant vacates the Demised Premises and Tenant receives the Vacating Notice). If such other tenant does not vacate the Demised Premises by January 31, 2007, Tenant may terminate this Lease upon notice to the Landlord, in which case neither Landlord nor Tenant will have any further rights or obligations under this Lease. Notwithstanding the foregoing, Landlord hereby covenants to Tenant as a material condition of the Lease to perform all work necessary to relocate existing tenant from the Demised Premises as soon as practicable and to promptly and diligently enforce the Relocation Agreement.

         2. Tenant shall have the right to extend the Initial Term of this Lease for the additional period set forth below only if:

                  a. Tenant is not in default of any of the terms or provisions of this Lease; and

                  b. Tenant gives and Landlord receives written notice no later than August 1, 2010 of the Tenant's intention to extend the Initial Term of the Lease; and

                  c. Tenant has not assigned this Lease and remains liable for the performance of all of its covenants and obligations under this Lease, Tenant expressly acknowledging and agreeing that the option to extend the Term of the Lease granted to Tenant hereunder is personal to Tenant.

         A. If all of the above conditions are met, then Landlord will grant to Tenant the right to extend the Initial Term of the Lease upon the expiration of the Initial Term for one (1) successive period of ten (10) years (the "Renewal Term") upon the same terms and conditions as set forth in the Lease except that:

         (1)      there shall be no further right to extend the Term; and

         (2)      Landlord may, at its option, require that Tenant:

                  (a) execute a new net lease for the Renewal Term on Landlord's standard net lease form for the Shopping Center currently in use at such time, which lease form will not alter or modify any of the rights or obligations of Tenant under this Lease, except that it may include the then current definitions and formula for the sharing of costs and expenses of maintaining, operating, repairing and replacing the Common Areas and the Shopping Center and for the allocation of Taxes and other costs and charges relating to the operation of the Shopping Center; or

                  (b) enter into an extension agreement, as prepared by Landlord, at Tenant's expense, to give effect to the Renewal Term (which agreement will not modify Tenant's rights or obligations under the Lease, except that Tenant will have no further right to extend the Term of the Lease upon the expiration of the Renewal Term); and

         (3) The Annual Minimum Rent payable during the first Lease year of the Renewal Term shall be an amount equal to the fair market value rent for facilities which are either identical or similar to the Demised Premises in the Shopping Center at the time of the expiration of the Initial Term.

         Annual Minimum Rent for each Lease year following the first lease year of the Renewal Term shall be increased as provided in Paragraph 3.03 of the Lease.

         B. If Tenant fails to give and if Landlord does not receive the appropriate notice within the time limit set out in Paragraph 2b of this Rider for extending the Initial Term, then the right to extend the Initial Term of the Lease granted in this Rider shall be null and void and of no further force or effect. If Tenant gives and Landlord receives such appropriate notice within the time limit set out herein for extending the Initial Term, Tenant will forthwith execute the documentation submitted by Landlord pursuant to Paragraph A (2) of this Rider.

         C. Any option to renew or extend the Initial Term of this Lease, whether the same be the one created hereunder or pursuant to any subsequent amendment to this Lease, shall be the sole option granted to Tenant under this Lease as to the renewal of the Initial Term hereof. If the Tenant has the right to "successive options" then the exercise of the first option shall automatically extinguish the first option period but the Tenant shall retain the successive option periods, until all options are extinguished as herein provided. In no event shall the extension of the Initial Term of the Lease pursuant to the exercise of an option to renew the Lease or extend the Term thereof create for Tenant the right to additional option periods.

         3. Two parking spaces shall be designated and will be assigned to Tenant for its exclusive use.

         4. Tenant shall have the right to operate its business at the Demised Premises, 24 hours per day, 7 days per week.

         5. Landlord will, during the Term of the Lease, provide the services to Tenant set forth on Exhibit H attached to the Lease.

         IN WITNESS WHEREOF, the Parties hereto have set their hands and seals on the year and date above written.


WITNESS:                            LANDLORD:
                                    TAMARAC CENTER LLC, by
                                    CBA Financial Inc., its Manager


/s/ LISSETH CHAY                    By: /s/ CONRAD C. BAKER
-------------------------------         ----------------------------------------
                                        Conrad C. Baker, President

Lisseth Chay
Print Name


WITNESS:                            TENANT:
                                    THE SAGEMARK COMPANIES LTD.

/s/ ROBERT L. BLESSEY               By: /s/ THEODORE B. SHAPIRO
-------------------------------         ----------------------------------------
                                        Theodore B. Shapiro, President and
                                        Chief Executive Officer
Robert L. Blessey
Print Name

                                    EXHIBIT A
                                    ---------

                                    Site Plan
                                    ---------

                                    EXHIBIT B
                                    ---------

                                 Landlord's Work
                                 ---------------


Landlord will deliver the Premises free of all personal property of the current tenant. All other work upon the Demised Premises shall be performed by Tenant at Tenant's sole expense.

                                   EXHIBIT "C"
                                   -----------

                             JEWELRY EXCHANGE CENTER
                          DESCRIPTION OF TENANT'S WORK
                          ----------------------------

Should Tenant be required to do any work in the Premises, in addition to Landlord's work as set forth in Exhibit "B", said work shall be done by Tenant at Tenant's sole expense. Notwithstanding the provisions of this Exhibit C or any contrary provision in this Lease, Landlord acknowledges that it has received the Plans and has consented to Tenant installing the Improvements described thereon, at Tenant's sole cost and expense (to the extent any contrary provision in the Lease or in this Exhibit C conflicts or is inconsistent with the Plans, the Plans shall control and govern):

1.  Completion of Demised Premises:
    ------------------------------

                  All work required to place the Demised Premises in finished condition for opening for business, except for the work specifically described in Exhibit "B" as Landlord's work, is to be done by Tenant at Tenant's sole expense; included in such work ("Work"), but without limitation are floor coverings, wall finishes, all store fixture work, all painting and decorating. Tenant's Work will be done by Tenant at Tenant's sole expense in accordance with plans and specifications prepared by Tenant's architect and approved by the Landlord. It is specifically noted herein that any Work, within and/or without the Demised Premises required by applicable ordinances and/or codes for Tenant's business, shall be done by Tenant at Tenant's sole cost and expense. Such expense shall include but not be limited to licenses, fees, labor and materials. All plans and specifications for Tenant's Work shall be prepared in accordance with applicable governing codes, ordinances and any compliance necessary to meet the standards set by the American With Disabilities Act of 1990 ("ADA"). Tenant shall be responsible for submitting all documents to governing authorities and for obtaining all necessary permits for Tenant's Work. Plans and specifications for Tenant's Work must be approved in writing by Landlord or Landlord's architect, as per Exhibit "D" Article A (b), prior to Tenant submitting same to governmental authorities and/or Tenant performing any of said Work on the Demised Premises.

2.  Tenant's Construction:
    ---------------------

         (a) In the case that Tenant installs a ceiling other than supplied by the Landlord, ceiling should be fire-rated as required by applicable code.

         (b) Non-combustible materials must be used above ceiling.

         (c) Mezzanines not permitted unless approved by Landlord.

         (d) Provide all necessary partitions, except Demising Partitions, with finished drywall. Paint and decorate interior of Demised Premises.

         (e) Provide all floor coverings.

         (f) Provide for any additional heating and air conditioning equipment, additional to units supplied by Landlord which may be required by applicable ordinances and/or codes, with all wiring and duct work, designed by a professional engineer with seal. Space above ceiling may not be used as a return air plenum. All such equipment to be in proper operation on day that Tenant opens the Demised Premises for business.

         (g) Tenant shall not penetrate the roof in any manner whatsoever, be it for the installation of additional air conditioning and ventilation systems, or plumbing or utilities, without prior written approval from the Landlord. Work shall be done by a certified applicator, chosen by Landlord and approved by the manufacturer of the roofing material. Work shall be at Tenant's sole cost and expense. Tenant shall be solely responsible for any and all damage to the roof of the Shopping Center due to penetration, including but not limited to roof leaks, cancellation of roof guaranty and damage to the building components of the Shopping Center. Landlord shall not be held responsible for repairing or maintaining the Tenant's roof and otherwise keeping it free of rain water filtration in accordance with Article 7.01 of the Lease if the Tenant, Tenant's employee or Tenant's contractor and/or subcontractor, cause a penetration of the roofing system for any reason whatsoever unless the penetration has been approved by Landlord and sealed by an acceptable certified applicator.

         (h) Pay for all charges and deposits relating to the initiation of all utility services including but not limited to water, sewer, gas, electricity and telephone, and also any additional fees and/or charges necessitated by the requirements of Tenant's business.

         (i) Provide hot water and drinking fountain, if required by code with all necessary connections.

         (j) Provide fire extinguishers which may be required by code.


         (k) Provide all time clocks if required by applicable ordinances and/or codes.

         (l) Provide handicapped and/or extra toilets if required by code.

         (m) Provide any other work either within or without the Demised Premises specifically required by applicable codes and/or ordinances due to the nature of Tenant's business.

3.  Fixturing:
    ---------

         Tenant shall furnish, install and connect trade fixtures as required by Tenant's merchandising layout, which fixtures shall be new, unless otherwise approved in writing by Landlord.

4.  Signs:
    -----

         Sign drawings must be submitted for the approval of Landlord and/or Landlord's architect. Additional sign criteria attached hereto as Exhibit "F" Sign Criteria.

5.  Access to Demised Premises:
    --------------------------

         Landlord, Landlord's agent, an independent contractor, or an authorized utility company, as the case may be, shall have the right to run utility lines, pipes, conduits or duct work where necessary or desirable, through the attic space, column space, or other parts of the Demised Premises, and to repair, alter, or remove the same, all in a manner which does not interfere unnecessarily with Tenant's use thereof.

6.  Labor Disputes:
    --------------

         To the end that there shall be no labor dispute which would interfere with the construction, completion or operation of the Shopping Center, or with any work being carried on therein. Tenant shall engage the services of only such contractors or subcontractors as will work in harmony with each other, those of Landlord, and any others then working in the Shopping Center, and only such labor as will work in harmony with all other labor then working in the Shopping Center.

7.  Insurance:
    ---------

         Tenant shall require its contractors to furnish Landlord or Landlord's contractors evidence of adequate insurance coverage prior to Tenant's contractors performing any Work in Tenant's Demised Premises, and Tenant agrees to indemnify and hold harmless Landlord and/or Landlord's contractors from and against any claims, actions or damages resulting from acts or negligence of Tenant, its agents, employees, or contractors in performance of Tenant's Work.

8.  Tenant's Work Area:
    ------------------

         Tenant shall be limited to performing its Work, including any office or storage for construction purposes within the Demised Premises only. Tenant and Tenant's contractor shall be responsible for daily removal from the Shopping Center of all trash, rubbish and surplus materials resulting from construction, fixturing and merchandising of the Demised Premises.

9.  Temporary Utilities:
    -------------------

         Tenant shall be responsible for temporary utility connections for its Work, including payment of utility charges.

10.  Approvals:
     ---------

         Any approval or consent required anywhere within this Lease by Landlord or Landlord's architect shall in no way obligate Landlord in any manner whatsoever in respect to the finished product, design, and/or construction by Tenant nor shall such approval in any manner lead Tenant to conclude that Landlord's approval means approval by applicable governing bodies. Any deficiency in design or construction, including non-compliance with ADA regulations, although the same had prior approval of Landlord, shall be solely the responsibility of Tenant.

                                   EXHIBIT "D"
                                   -----------

================================================================================
                      LEGAL DESCRIPTION OF SHOPPING CENTER
================================================================================


A PORTION OF SECTION 3, TOWNSHIP 49 South, Range 41 East, being more particularly as follows:


Commencing at the South corner of said section 3: thence North 00(0) 12'16" West, along the West line thereof, a distance of 753.01 feet; thence South 89(0) 02'49" East, a distance of 60.01 feet to the POINT OF BEGGINNING of this description; thence North 00(0) 12'16" West, along the line 60.00 feet East of and parallel with as measured right angles to the West line of said Section 3, a distance of 595.70 feet; thence North 89(0) 47'44" East, a distance of 589.87 feet; thence South 00(0) 12' 16" East, a distance of 607.62 feet to the Northeast corner of Family Mart, as recorded in Plat Book 99 page 47 of the Public Records of Broward County, Florida, thence North 89(0) 02' 49" West, along the North line of said Family Mart, a distance of 590.00 feet to the POINT OF BEGINNING.

Said lands situate, lying and being in Broward County, Florida.

Containing 8.147 Acres more or less.

TOGETHER with all Mortgagors right, title and interest in and to that certain Roadway Easement by and between Mortgagor and Mortgagee recorded under Clerk's File No. 79-273643 of the Public Records of Broward County, Florida, made pursuant to that certain Road Easement Agreement between Mortgagor and Mortgagee of even date herewith and that certain Declaration of Easements, Construction and Permanent of even date recorded under the Public Records of Broward County, Florida.

                                    EXHIBIT E
                                    ---------
                                                      Prudential Loan No. ______

                                     FORM OF
================================================================================
             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
================================================================================

THIS AGREEMENT ("Agreement") made as of the ____ day of , 200__, between LASALLE BANK NATIONAL ASSOCIATION, as Trustee for Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-PB1 (together with its successors or assigns in interest, collectively "Lender") and _____________________________________ ("Tenant").

                                R E C I T A L S:
                                ----------------

A. Lender is the owner and the holder of a loan evidenced by a promissory note (the "Note") dated ____________________, 200__, in the face amount of $_______________. The Note is secured by a Deed of Trust and Security Agreement (the "Mortgage") dated the same date as said Note, and recorded at _____________________________ of the Real Property Records of _______________,
________________ covering the real property described therein (the "Mortgaged Premises").

B. Tenant is the tenant under that certain Lease Agreement dated ____________, 200__ (the Lease"), between Tenant and ______________________ as landlord (said landlord and its successors and assigns under the Lease hereinafter called "Landlord"), covering all or part of the Mortgaged Premises as set forth under the Lease (hereinafter called the "Demised Premises").

C. Tenant and Lender desire to confirm their understanding with respect to the Lease and the Mortgage.

         THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, Lender and Tenant agree as follows:

         1. Subordination. The Lease is now, and will at all times and for all purposes be, subject and subordinate, in every respect, to the Mortgage, with the provisions of the Mortgage and this Agreement controlling over the provisions of the Lease. The Lease is subordinate and subject, in each and every respect, to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage, (collectively a "Modification"), and all other loan documents securing the Note, provided that any and all Modifications shall nevertheless be subject to the terms of this Agreement.

         2. Non-Disturbance. So long as Tenant complies with all of the terms, provisions, agreements, covenants, and obligations set forth in the Lease, Tenant's possession of the Demised Premises under said Lease shall not be disturbed or interfered with by Lender.

         3. Attornment. If Lender or any other party succeeds to the interest of Landlord under the Lease in any manner, including but not limited to foreclosure, exercise of any power of sale, succession by deed in lieu or other conveyance (a "Succession"), Tenant will attorn to and be bound to such party (whether Lender or another party) upon such Succession and will recognize Lender or such other party as the landlord under the Lease. Such attornment is effective and self-operative without the execution of any further instrument. Tenant, upon request, will sign and deliver any instruments reasonably requested to evidence such attornment. Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure or trustee's sale.

         4. Limitation On Lender's Liability. Upon any Succession, Lender shall not be (a) liable for any act or omission of the Landlord under said Lease, (b) subject to any offsets or defenses which Tenant may have against the Landlord arising or occurring prior to the Succession,
         (c) bound by any rent or additional rent which Tenant may have paid to Landlord for more than the current month, (d) bound by any amendment or modification of the Lease made without Lender's prior written consent,
         (e) liable for any security deposit paid by Tenant to Landlord unless such deposit is delivered to Lender, (f) liable for or obligated to pay for repairs, replacements, damages or allowances not made, performed or paid by the Landlord if such performance or payment was due prior to the Succession, or (g) liable for the payment of any leasing commissions, the triggering event for which arose or occurred prior to the Succession. Any reference to Landlord includes all prior landlords under the Lease. Neither Lender nor any party taking under a Succession shall be liable for the performance of the obligations of the Landlord under the Lease, except for those obligations which arise during the period of Lender's or such entity's or person's ownership of the Mortgaged Premises.

         5. Tenant's Warranty. Tenant warrants to Lender, as of the date hereof, that (a) attached is a true, correct and complete copy of the Lease, (b) there are no known defaults on the part of Landlord, (c) the Lease is a complete statement of the agreement of the parties with respect to the leasing of the Demised Premises, (d) the Lease is validly executed by Tenant and in full force and effect, and (e) all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied. Tenant acknowledges and warrants to Lender that it has not subordinated the Lease or any of its rights under the Lease to any lien or mortgage other than the Mortgage.

         6. Lender Cure Rights. Thirty (30) days before exercising any of its rights and remedies under the Lease for a landlord default, Tenant will send written notice to Lender at 2200 Ross Avenue, Suite 4900E, Dallas, Texas 75201, referencing Loan Number __________ by certified mail, return receipt requested, of the occurrence of any default by Landlord and will specify with reasonable clarity the events constituting such default. If the referenced default would entitle Tenant to cancel the Lease or abate the rent payable thereunder, no such cancellation or abatement of rent will be effective unless Lender receives notice in the form and manner required by this Paragraph 6 and fails (a) within thirty (30) days of the date of the receipt of such notice by Lender to cure or cause to be cured any default which can be cured by the payment of money and (b) to cure or caused to be cured within sixty (60) days of the receipt of such notice any default which cannot be cured by the payment of money ("Non-Monetary Default"); provided, however, that if the Non-Monetary Default is not capable of cure within such sixty-day period, no cancellation or abatement by Tenant will be effective as to Lender unless Lender fails within the original sixty (60) day period to commence and diligently prosecute the cure of such default to completion. Tenant will accept cure of any Landlord default by Lender.

         7. Rent Payment. Immediately upon written notice to Tenant (a) that Lender is exercising its rights under the Mortgage or any other loan documents acting to secure the Note following a default under the Loan, or (b) of Lender's succeeding to the Landlord's interest under the Lease, Tenant agrees to pay all rents due under the Lease directly to Lender (in accordance with the Lease).

         8. Complete Agreement. This Agreement supersedes, as between the parties hereto, all of the terms and provisions of the Lease which are inconsistent herewith.

         9. No Oral Modification/Binding Effect. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

         10. Laws. This Agreement shall be construed in accordance with the laws of the State where the Mortgaged Premises are located.

         11. Automatic Amendment of Lease. Upon a Succession, the Lease is automatically amended as follows:

                  a. Hazardous Materials. All representations, warranties, indemnities or hold harmless provisions in favor of Tenant from Landlord dealing with the presence, use, transportation, disposal, contamination, exposure to or in any way arising out of hazardous or toxic materials, chemicals or wastes ("Hazardous Materials") are deleted as to Lender. Lender, however, as Landlord, covenants and agrees to (a) comply with all laws governing Hazardous Materials ("Hazardous Materials Laws"), (b) store, use and dispose of all Hazardous Materials at the Mortgaged Premises in accordance with all applicable Hazardous Materials Laws, and (c) remove, remediate and/or clean up, as applicable, in accordance with all applicable Hazardous Materials Laws, all Hazardous Materials at the Mortgaged Premises (to the extent not caused by Tenant or its employees, contractors or agents) impairing Tenant's use or access to the Demised Premises.

                  b. Insurance. Tenant will at all times carry comprehensive general liability coverage for its activities and operations at the Demised Premises, listing Lender and Landlord as additional insureds, in such coverage amounts as are required by the Lease but in no event less than One Million Dollars. Lender will have no liability to Tenant for any indemnity or hold harmless provision under the Lease where Lender is otherwise covered by Tenant's comprehensive general liability coverage(s) as carried by Tenant or which Tenant is required to carry under the Lease. All insurance required to be carried by Landlord under the Lease may be effected by Lender by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or assureds and with such deductibles as Lender may from time to time determine. Tenant has no rights in any policy or policies maintained by Lender.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                 LENDER:

                                 LaSalle Bank National Association, as Trustee for Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-PB1

                                 By:  Prudential Asset Resources, Inc.
                                      As Servicer and Authorized  Agent

                                      By:    ___________________________________

                                      Name:  ___________________________________

                                      Title: ___________________________________


                                 TENANT:

                                 _______________________________________________

                                      By:    ___________________________________

                                      Name:  ___________________________________

                                      Title: ___________________________________

                                    EXHIBIT A
                                    ---------

                                    ATTACHED
                                    --------

                                    EXHIBIT F
                                    ---------

Intentionally Omitted

                                    EXHIBIT G
                                    ---------

                                  SIGN CRITERIA
                                  -------------

1. Tenant is required to design, fabricate, install and maintain the sign(s) stipulated in this Sign Criteria at Tenant's sole expense. All sign work to be in accordance with local codes and regulations. Tenant to be responsible for obtaining any sign permits required. In some cases, local codes and regulations may be stricter than the requirements of this Sign Criteria. In those cases, local codes and regulations will take precedence over this Sign Criteria.

2. Tenant must apply for and obtain approval from the Landlord for the design of the sign(s) before commencing fabrication (which approval will not be unreasonably withheld, conditioned or delayed). All applications for sign approval should be accompanied by the following:

         a) Three (3) copies of shop drawings (both elevation and cross sections) to scale showing final appearance of the sign(s) and relation to the building. The entire exterior elevation of the facade on which the sign is to be located should be shown. Drawings should show information as to the location, size, type and intensity of all sign lighting.

         b) Actual sample chips of materials and colors to be used for sign lettering and background.

         Any approvals, conditional approvals or denials shall be in writing to the Tenant and signed by the Landlord.

3. Signs shall be limited to the Tenant's trade name (or the trade name of any permitted sublessee of Tenant) and in no case shall the wording of the signs describe the products sold, prices or any type of advertising except as part of the Tenant's trade name (or such sublessee's trade name).

4.       FASCIA SIGNAGE:
         --------------

         Only one sign will be allowed for the Demised Premises with less than 40 feet frontage, a second sign may be permitted with Landlords approval. Only two lines of copy are allowed for each sign

         Only the following types of signs shall be allowed on fascia:

         Individual channel letters (maximum 24" high, minimum 18" high) internally illuminated, helvetica medium style letters, with opaque sides and plastic face. Channel letters mounted to wireways, 2" x 8", transformers behind parapet wall ; wireways light stucco finished painted Benjamin Moore White Cloud 2159-70, and plastic faces "Milk White" Plexiglass with 3M perforated vinyl overlay to match blue(PMS 2758C during daylight, and white at night when illuminated.)

         All signs on fascia with wood paneling should be centered at a vertical midpoint of wood paneling. All signs on fascia without wood paneling should be centered at a vertical midpoint of fascia.

         Length of sign shall not exceed 60% of width of Demised Premises.

         Notwithstanding the above, [and as per Memo dated 6/8/99?], Tenant shall be permitted to erect its standard signage including its standard colors, logo and print subject to approval by the City of Tamarac and subject to Landlord's approval. Tenant shall submit to Landlord a copy of its Sign Criteria and shall be made a part of this Lease.

5.       HANGING SIGNAGE:
         ---------------

         All under-canopy signs to be one of the designs as determined by Landlord. Said signs to be suspended from canopy in front to the store and as near to the center line of the store as reasonably practical. The location and method of installation to be approved by Landlord prior to installation.

6.       POSTAL NUMBERS:
         --------------

         Postal numbers, if required, will be designed by Landlord and installed by Landlord at tenant's expense.

7.       SERVICE DOORS:
         -------------

         Service doors to tenant areas will have only standard identification (i.e.) Tenant's name and address number designed and installed by Landlord at tenant's expense.

8.       SYSTEMS NOT PERMITTED
         ---------------------

         a) No animated or audible components, flashing lights, formed plastic, injection mold plastic or exposed tubing signs are permitted.

         b)       No pylon or pole signs will be permitted.

         c) No signs of any kind will be permitted on canopy roofs or building roofs.

         d) No exposed neon lighting nor illuminated sign cabinets or modules will be permitted.

         e)       Paper signs, stickers, banners or flags are not permitted.

         f) No exposed raceways, conduits, tubing, transformers, ballast boxes or other electrical equipment will be permitted.

         g)       Sign company names or stamps will not be permitted.

         h) Painted signs on storefronts fascias, pilasters or show windows are not permitted with the exception of small-scale signs which are neatly lettered on the glass of the storefront and subject to Landlord's approval.

9.       INSTALLATION RQUIREMENTS:
         ------------------------

         a)       Installation of sign to be as per approved shop drawings.

         b) All metal signs, fastenings, bolts and clips shall be hot dipped galvanized irons, stainless steel, aluminum, brass or bronze. No black iron of any type will be permitted.

         c) The Tenant's sign contractor will install all signs in such a manner as to insure the safety of all pedestrians who pass the Demised Premises.

         d) All work to be performed by a licensed contractor to do business in the municipality governing the Shopping Center.

         e) When installing a new sign at a location where an older sign has been removed, Tenant's sign contractor is to patch all holes left by old sign, Landlord will be responsible for painting patch to match existing.

10. Notwithstanding any written approval from Landlord, the specifications in this Sign Criteria are sufficiently clear (especially, Helvetica medium style letters with blue/white PMS color 2758C during daylight and white at night when illuminated.) that the Landlord will maintain the right to obligate the Tenant to remove Tenant's installed sign which obviously does not comply with this Sign Criteria. In case of dispute, project architect to act as final arbitrator.

                                    EXHIBIT H
                                    ---------

                               LANDLORD'S SERVICES
                               -------------------


Landlord shall provide:

         (a)      Water for ordinary lavatory purposes;

         (b) 100 amp, 120/240 volt, 3 phase electrical service suitable for the Permitted Use.

                                 SUPPLEMENT "I"


         TO LEASE DATED THE __ DAY OF _______, 2006, BETWEEN TAMARAC CENTER, LLC ("LANDLORD") AND THE SAGEMARK COMPANIES LTD. ("TENANT"), DEMISING CERTAIN SPACE IN THE CITY OF TAMARAC, BROWARD COUNTY, STATE OF FLORIDA.

         PURSUANT to the provisions of paragraph 6.01 A of the above Lease, LANDLORD and TENANT, intending to be legally bound hereby agree that the term of said Lease commenced on the ___ day of_____________, and shall end on the ___of ______, 20__, at Midnight, unless sooner terminated or extended as therein provided.

         IN WITNESS WHERE OF, the parties hereto have duly executed this SUPPLEMENT "I" to said Lease, this ___ day _____________, 20__.



WITNESSES:                          LANDLORD:  Tamarac Center, LLC,
                                               a Florida Limited Liability
                                               Company, CBA Financial Inc,
                                               its Manager


______________________                         By:______________________________
                                                  Conrad C. Baker, President

______________________



WITNESSES:                          TENANT:    The Sagemark Companies Ltd.

______________________                         By:______________________________
                                                  Theodore B. Shapiro, President
                                                  and Chief Executive Officer
______________________